As filed with the Securities and Exchange Commission on January 3, 1997.

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )


                     Post-Effective Amendment No. 28 ( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )


                            Amendment No. 30 ( X )

                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400
                                 ____________

Michael J. Richman, Esq.                Copies to:
Goldman, Sachs & Co.                    Pamela J. Wilson, Esq.
85 Broad Street - 12th Floor            Hale and Dorr
New York, New York 10004                60 State Street
                                        Boston, MA 02109

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

( )  immediately upon filing pursuant to paragraph (b)
( )  on (date) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date)pursuant to paragraph (a)(1)

(X)  75 days after filing pursuant to paragraph (a)(2)
---
( )  On (date) pursuant to paragraph (a)(2) of rule 485.

Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. On December 20, 1996, Registrant filed a Rule 24f-2 notice for its fiscal year ended October 31, 1996.

================================================================================

                              GOLDMAN SACHS TRUST

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)


Part A                                       CAPTION
------                                       -------

Goldman Sachs High Yield Fund - Institutional Shares

1.        Cover Page                         Cover Page

2.        Synopsis                           Fund Highlights

3.        Condensed Financial
          Information                        Not Applicable

4.        General Description                Cover Page; Fund Highlights;
          of Registrant                      Investment Objective and Policies;
                                             Description of Securities; Risk
                                             Factors; Investment Techniques;
                                             Investment Restrictions; Portfolio
                                             Turnover; Reports to Shareholders;
                                             Shares of the Trust; Additional
                                             Information

5.        Management of the Fund             Management

6.        Capital Stock and                  Dividends; Shares of Securities
          Other                              the Trust; Taxation; Additional
                                             Information

7.        Purchase of Securities             Purchase of Institutional Shares;
          Being Offered                      Net Asset Value; Additional
                                             Information

8.        Redemption or                      Redemption of Institutional Shares;
          Repurchase                         Additional Information

9.        Pending Legal                      Not Applicable
          Proceedings


Goldman Sachs High Yield Fund - Service Shares

1.        Cover Page                         Cover Page

2.        Synopsis                           Fund Highlights

3.        Condensed Financial                Not Applicable
          Information

4.        General Description                Cover Page; Fund Highlights;
          of Registrant                      Investment Objective and Policies;
                                             Description of Securities; Risk
                                             Factors; Investment Techniques;
                                             Investment Restrictions; Portfolio;
                                             Turnover; Reports to Shareholders;
                                             Shares of the Trust; Additional
                                             Information

5.        Management of the                  Management
          Fund

6.        Capital Stock and                  Dividends; Shares of the Trust;
          Other Securities                   Taxation; Additional Information

7.        Purchase of Securities             Purchase of Service Shares; Net
          Being Offered                      Asset Value; Additional Information

8.        Redemption or                      Redemption of Service Shares;
          Repurchase                         Additional Information

9.        Pending Legal                      Not Applicable
          Proceedings

Goldman Sachs High Yield Fund - Class A Shares and Class B Shares

1.        Cover Page                         Cover Page

2.        Synopsis                           Summary

3.        Condensed Financial                Not Applicable
          Information

4.        General Description                Cover Page; Summary; Investment
          of Registrant                      Objective and Policies; Municipal
                                             Securities and Other Investments;
                                             Other Investments and Practices;
                                             Reports to Shareholders; Shares of
                                             the Trust; Additional Information

5.        Management of the         Investment Adviser; Management
          Fund

6.        Capital Stock and         Dividends; Taxation; Share of
          Other Securities          the Trust; Additional Information

7.        Purchase of Securities    Purchase of Shares; Net Asset
          Being Offered             Value; Additional Information

8.        Redemption or             Redemption of Shares;
          Repurchase                Additional Information

9.        Pending Legal             Not Applicable
          Proceedings

Part B

Goldman Sachs High Yield Fund -   Institutional Shares

10.       Cover Page                Cover Page

11.       Table of Contents         Table of Contents


12.       General Information       Not Applicable
          and History

13.       Investment Objectives     Investment Objective and Policies;
          and Policies              Investment Restrictions

14.       Management of the         Management
          Fund

15.       Control Persons and       Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory       Management
          and Other Practices

17.       Brokerage Allocation      Portfolio Transactions
          and Other Securities

18.       Capital Stock and         Shares of the Trust
          Other Securities

19.       Purchase, Redemption      Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                Taxation

21.       Underwriters              Management-Distributor

22.       Calculation of            Performance Information
          Performance Data

23.       Financial Statements      Not Applicable


Goldman Sachs High Yield Fund - Service Shares

10.       Cover Page                Cover Page

11.       Table of Contents         Table of Contents

12.       General Information       Not Applicable
          and History

13.       Investment Objectives     Investment Objective and Policies;
          and Policies              Investment Restrictions

14.       Management of the         Management
          Fund

15.       Control Persons and       Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory       Management
          and Other Practices

17.       Brokerage Allocation      Portfolio Transactions
          and Other Securities

18.       Capital Stock and         Shares of the Trust
          Other Securities

19.       Purchase, Redemption      Management; Net Asset Value
          and Pricing of
          Securities Being offered

20.       Tax Status Taxation

21.       Underwriters              Management-Distributor; Service Plan

22.       Calculation of            Performance Information
          Performance Data

23.       Financial Statements      Not Applicable


Goldman Sachs High Yield Fund - Class A Shares and Class B Shares

10.       Cover Page                Cover Page

11.       Table of Contents         Table of Contents

12.       General Information       Not Applicable
          and History

13.       Investment Objectives     Investment Objective and Policies;
          and Policies              Investment Restrictions

14.       Management of the         Management
          Fund

15.       Control Persons and       Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory       Management
          and Other Practices

17.       Brokerage Allocation      Portfolio Transactions
          and Other Securities

18.       Capital Stock and         Shares of the Trust
          Other Securities

19.       Purchase, Redemption      Management; Net Asset Value
          and Pricing of
          Securities Being offered

20.       Tax Status Taxation

21.       Underwriters              Management-Distributor;

22.       Calculation of            Performance Information
          Performance Data

23.       Financial Statements      Not Applicable

Part C
------
Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.

                SUBJECT TO COMPLETION--DATED JANUARY 3, 1997

PROSPECTUS
[       ], 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                         Goldman Sachs High Yield Fund
                         -----------------------------
                             Institutional Shares

                             _____________________


     Goldman Sachs High Yield Fund (the "Fund") seeks a high level of current income and secondarily, capital growth. The Fund invests primarily in fixed income securities rated below investment grade.

THE FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES."

     Goldman Sachs Asset Management (the "Investment Manager"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment adviser and administrator. Goldman Sachs serves as the Fund's distributor and transfer agent.

     This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A
Statement of Additional Information (the "Additional Statement"), dated [     ]
1997, containing further information about the Trust and the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

     The following highlights certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds), one of which is described in this Prospectus. The Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objective.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?

     The Fund's investment objective and key facts are summarized in the table below. There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objective and Policies," "Description of Securities" and "Investment Techniques."

------------------------------------------------------------------------------------------
                              GOLDMAN SACHS HIGH YIELD FUND
------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE            A high level of current income and secondarily, capital
                                growth.
------------------------------------------------------------------------------------------
DURATION                        Target = [Lehman High Yield Bond Index] plus or minus
                                [2.5] years

                                Maximum = 7.5 years
------------------------------------------------------------------------------------------
APPROXIMATE INTEREST RATE       6-year bond
SENSITIVITY
------------------------------------------------------------------------------------------
INVESTMENT SECTOR               At least 65% of assets in fixed income securities rated
                                below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.
------------------------------------------------------------------------------------------
CREDIT QUALITY                  At least 65% = BB/Ba or below.
------------------------------------------------------------------------------------------
OTHER INVESTMENTS               Mortgage-backed and asset-backed securities, U.S.
                                Government securities, investment grade corporate fixed
                                income securities, structured securities, foreign currencies and repurchase agreements collateralized by U.S.
                                Government securities.
------------------------------------------------------------------------------------------
BENCHMARK                       [LEHMAN HIGH YIELD BOND INDEX]
------------------------------------------------------------------------------------------

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

     The Fund's share price will fluctuate with market, economic and foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors."

     Risks of investing in non-investment grade fixed income securities. Non-investment grade fixed income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and less liquidity than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. The market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

     Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

     Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding
securities.   The investment characteristics of Mortgage-Backed Securities
(including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

     Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation of property and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

     Other. The Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures, and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

WHO MANAGES THE FUND?

     Goldman Sachs Asset Management serves as the Investment Manager to the Fund. As of January 31, 1997, the Investment Manager, together with its affiliates, acted as investment adviser, administrator or distributor for assets
in excess of $[   ] billion.

WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of the Fund's shares.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

HOW DO I PURCHASE INSTITUTIONAL SHARES?

     You may purchase Institutional Shares of the Fund through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

HOW DO I SELL MY INSTITUTIONAL SHARES?

     You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     The Fund declares investment income dividends daily and pays those dividends monthly. The Fund declares and pays capital gains dividends at least annually. You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs or the corresponding class of any portfolio of Goldman Sachs Money Market Trust. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES:

     Maximum Sales Charge Imposed On Purchases...................     none

     Maximum Sales Charge Imposed on Reinvested Dividends........     none

     Redemption Fees.............................................     none

     Exchange Fees...............................................     none


ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

     Management Fees.............................................     0.50%

     Distribution (Rule 12b-1) Fees..............................     none

     Other Expenses (after expense limitation)...................     0.35%*
                                                                      ------
   TOTAL FUND OPERATING EXPENSES
   (after expense limitation)....................................     0.85%*
                                                                      ======

EXAMPLE:
                                                            1 Year  3 Years
                                                            ------  -------
You would pay the following expenses on a hypothetical        $9      $27
 $1,000 investment assuming (i) a 5% annual return and
 (ii) redemption at the end of each time period.

______________________________


* Based upon estimated amounts for the current fiscal year. The Investment Manager has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. The Investment Manager has no current intention of modifying or discontinuing any such limitation but may do so in the future at its discretion. Without such limitation, "Other Expenses" and "Total Fund Operating Expenses" attributable to Institutional Shares are estimated to be 0.60% and 1.10%, respectively.


     The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Fund. The Fund also offers Service, Class A and Class B Shares which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Fund may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Fund that an investor will bear directly or indirectly. Since the Fund does not yet have an operating history, the information on fees and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Manager."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective and principal investment policies are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Manager will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital growth. The Fund is intended for investors who can accept the risks associated with the Fund's investments in non-investment grade securities and may not be suitable for all investors.

     DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the [Lehman High Yield Bond Index], plus or minus [2.5] years (currently ___ years). In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

     INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by Standard & Poor's Ratings Group ("S&P"), Ba or below by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Manager to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest in the securities of foreign issuers, including securities of issuers located in countries with emerging economies or securities markets, and may invest up to 25% of its total assets in debt securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government securities, asset-backed and mortgage-backed securities and corporate securities. [THE FUND MAY ALSO INVEST IN COMMON STOCKS, WARRANTS, RIGHTS AND OTHER EQUITY SECURITIES, BUT WILL GENERALLY HOLD SUCH EQUITY INVESTMENTS ONLY WHEN DEBT OR PREFERRED STOCK OF THE ISSUER OF SUCH EQUITY SECURITIES IS HELD BY THE FUND.] A number of investment strategies will be used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Manager will attempt to take advantage of pricing inefficiencies in the fixed income markets.

     CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly know as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

     OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts;

option contracts (including options on futures); forward foreign currency exchange contracts; currency options and futures; currency, mortgage and interest rate swaps; and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use currency transactions to seek to hedge its exposure to foreign currencies. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, repurchase agreements and other investment practices described under "Investment Techniques."

                           DESCRIPTION OF SECURITIES

CORPORATE DEBT OBLIGATIONS

     The Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which include corporate notes and preferred stock but are ordinarily long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer.
As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. [CONVERTIBLE SECURITIES IN WHICH THE FUND INVESTS ARE SUBJECT TO THE SAME RATING CRITERIA AS ITS OTHER INVESTMENTS IN FIXED INCOME SECURITIES.]

FOREIGN INVESTMENTS

     Foreign Securities. The Fund may invest in fixed income securities of foreign issuers, including securities of issuers located in countries with emerging economies or securities markets. The Fund may also invest up to 25% of its total assets in fixed income securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Investments in foreign and non-U.S. dollar denominated securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed income securities do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

     The Fund may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may experience substantially less trading volume than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments which could affect investments in those countries.

     Emerging Markets. Subject to the Fund's limitation regarding investments in non-U.S. dollar denominated securities, the Fund may invest in securities of issuers that are located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding the Fund's investments in emerging markets.

     Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place and maintain cash or liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

STRUCTURED SECURITIES

     The Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, CAPITAL APPRECIATION AND PAY-IN-KIND BONDS

     The Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, capital appreciation and pay-in-kind bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon, deferred interest, capital appreciation and pay-in-kind bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

PREFERRED STOCK AND WARRANTS AND RIGHTS

     Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")),
(b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Fund may invest in mortgage-backed ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Fund from taking advantage of such higher yields.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Adjustable Rate Mortgage Loans ("ARMs"). The Fund may invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed
initial mortgage interest rate for a set period.    Thereafter, the interest
rates are subject to periodic adjustments based on changes to a designated benchmark index.

     ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

     U.S. Government Guaranteed Mortgage-Backed Securities. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

     Privately Issued Mortgage-Backed Securities. The Fund may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or issued) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order or their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Fund does not intend to purchase residual interests in REMICS.

     Stripped Mortgage-Backed Securities. The Fund may invest in stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations.
Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

                                 RISK FACTORS

     Risks of Investing in Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities rated below investment grade and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

     Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

     The market value of non-investment grade fixed income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Manager's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     A holder's risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

     The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

     Changes in federal and state laws and industry initiatives could adversely affect the secondary market for non-investment grade fixed income securities and the financial condition of issuers of these securities. Such legislation may also significantly depress the value of outstanding non-investment grade fixed income securities.

     Non-investment grade fixed income securities also present risks based on payment expectations. Such securities frequently contain call or redemption features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Similarly, if the Fund experiences unexpected net redemptions of the Fund's shares, it may be forced to sell its higher rated more liquid securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of non-investment grade fixed income securities.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

     Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and the Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign and Mortgage-Backed Securities have this call and/or extension risk.

     The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

     Foreign Risks. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES

     Options on Securities and Securities Indices. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     Options on Foreign Currencies. The Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Futures Contacts and Options on Futures Contracts. To seek to increase total return or to hedge against changes in interest rates, security prices, or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's transactions in futures to seek to increase total return depends upon the ability of the Investment Manager to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     Risks of Derivative Transactions. The Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Fund's transactions in certain derivative instruments may be limited by the requirements of the Code.

     When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary 3-day settlement. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until 3 days prior to settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Manager deems it appropriate to do so.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of portfolio securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     Repurchase Agreements. The Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Manager, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Temporary Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U.S. Government securities, (b) repurchase agreements collateralized by U.S. Government securities and (c) investment grade rated securities.

MISCELLANEOUS TECHNIQUES

     In addition to the techniques described above, the Fund may, with respect to no more than 5% of its total assets, engage in the following techniques: (i) portfolio securities lending, (ii) interest rate, currency and mortgage swaps and interest rate caps, floors and collars, (iii) yield curve options, (vi) investments in other investment companies, (vi) custodial receipts and (vi) inverse floating rate securities. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. The fundamental investment restrictions of the Fund can not be changed without approval of a majority of the outstanding shares of the Fund. The investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund still remains an appropriate investment in light of their then current financial positions and needs.

                               PORTFOLIO TURNOVER

     The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. It is anticipated that the annual portfolio turnover rate of the Fund will not exceed [200%]. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Manager will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to the Fund.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager, distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT MANAGER

     Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund. As of January 31, 1997, the Investment Manager and affiliates acted as investment adviser, administrator or distributor for assets in excess of $[ ] billion.

     Under an Investment Management Agreement with the Fund, the Investment Manager, subject to the general supervision of the Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. The Investment Manager also provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Investment Management Agreement is in effect.

     In performing its investment management services, the Investment Manager, while remaining ultimately responsible for the management of the Fund, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. [INSERT DESCRIPTION OF PORTFOLIO MANAGER]

     It is the responsibility of the Investment Manager to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee from the Fund, computed daily and payable monthly, at the annual rate of 0.50% of average daily net assets.

     The Investment Manager has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding any applicable fees payable by the Fund to service organizations, management fees, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Manager in its discretion at any time.

     Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Manager, Goldman Sachs and its affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to that of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund, and in general it is not anticipated that the Investment Manager will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and funds achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.



DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of the Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding the Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the inside back cover page of this Prospectus. [INSERT DESCRIPTION OF TRANSFER AGENCY FEE].

                                   DIVIDENDS

     The Fund will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years, will be offset against capital gains. Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares.

     The Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

     Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

     At the time of an investor's purchase of shares of the Fund, a portion of the net asset value per share may be represented by realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

     The net asset value per share of each class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     The Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities, and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

     From time to time the Fund may publish yield, distribution rate and average annual total return information in advertisements and communications to shareholders and prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     The Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust" below.

     The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of its holdings available to investors upon request.



                              SHARES OF THE TRUST

     The Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an

Agreement and Declaration of Trust, as amended (the "Trust Agreement"). Under the Trust Agreement, the Trustees are authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Fund offers Institutional, Service, Class A and Class B shares.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     It is anticipated that each series of the Trust, including the Fund, will be reorganized on April 30, 1997, or as soon thereafter as practicable, into newly established series of a Delaware business trust (the "Delaware Trust"). The above description regarding shares of the Trust applies equally to shares of the Delaware Trust except that, under Delaware law, shareholders of the Delaware Trust are not personally liable as partners for the obligations of such Trust. The Trustees of the Trust will also serve as trustees of the Delaware Trust, the Investment Manager will also serve as the investment adviser to the Delaware Trust's series corresponding to the Fund, and such series' investment objective, policies and restrictions will be identical to those of the Fund. The initial shareholder of the Fund has approved the reorganization of the Trust into the Delaware Trust and any and all matters incidental thereto, including the election of trustees of the Delaware Trust, the approval of an investment advisory agreement between the Investment Manager and the Delaware Trust on behalf of such Trust's series corresponding to the Fund, and the ratification of the selection of the Delaware Trust's independent public accountants. In the event that the shareholders of the other series of the Trust do not approve the reorganization, the Fund may not be reorganized into the Delaware Trust. See the Additional Statement for further information.

                                    TAXATION

FEDERAL TAXES

     The Fund is treated as a separate entity for tax purposes and intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

     The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. It is not expected that the Fund will elect to pass such taxes through to its shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Fund will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

     In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS

     Institutional shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each Institutional Shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

SUB-ACCOUNTING SERVICE

     The Fund has designed special procedures to assist institutional investors (including banks) desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service unless otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month end and the income, if any, together with the total share balance and income, if any, for the master account. The Fund does not generally provide sub-accounting services.

                        PURCHASE OF INSTITUTIONAL SHARES

     Institutional Shares may be purchased through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by 3:00 p.m. Chicago time (4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

     Prior to making an initial investment in the Fund, an investor must open an account with the Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

     Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft payable to "Goldman Sachs Trust - Goldman Sachs High Yield Fund" and should be directed to Goldman Sachs Trust - Goldman Sachs High Yield Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, IL 60606.

     The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of the Investment Manager and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with the Investment Manager specifying certain operating policies and standards; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients or broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with the Investment Manager specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers investing for accounts which they receive asset-based fees; (h) accounts over which the Investment Manager or its advisory affiliates have investment discretion; and (i) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Portfolios and reinvesting such proceeds in a Goldman Sachs IRA. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

     Purchase by Federal Funds Wire or ACH Transfer. If a purchase order is received by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a Federal Funds wire or an ACH transfer by Northern.

     Purchase by Check or Federal Reserve Draft. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is made.

     Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

     The Fund reserves the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of the Fund to avoid such redemption.

     The Fund and Goldman Sachs each reserves the right to reject or restrict any specific purchase order (including exchanges) by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser's pattern of frequent purchases, sales or exchanges of Institutional Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

                               EXCHANGE PRIVILEGE

     Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Trust - Goldman Sachs High Yield Fund, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (8:00 a.m. to 4:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemption of Institutional Shares."

     In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares or the corresponding class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

     Each exchange which represents an initial investment in the Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of such fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                       REDEMPTION OF INSTITUTIONAL SHARES

     The Fund will redeem its Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back page of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

     In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

     Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, Institutional Shares of the Fund to be redeemed earn dividends declared on the day the request is received.

     The Fund will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                                    APPENDIX

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM


     You are required by law to provide the Fund with your correct Taxpayer Identification Number ("TIN"), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the Federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act , the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

================================================================================

                             TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Fund Highlights...........................................................
Fees and Expenses.........................................................
Investment Objective and Policies.........................................
Description of Securities.................................................
Risk Factors..............................................................
Investment Techniques.....................................................
Investment Restrictions...................................................
Portfolio Turnover........................................................
Management................................................................
Dividends.................................................................
Net Asset Value...........................................................
Performance Information...................................................
Shares of the Trust.......................................................
Taxation..................................................................
Additional Information....................................................
Reports to Shareholders...................................................
Purchase of Institutional Shares..........................................
Exchange Privilege........................................................
Redemption of Institutional Shares........................................
Appendix..................................................................
Account Application.......................................................

================================================================================


================================================================================

                           GOLDMAN SACHS HIGH YIELD
                                     FUND
                                   ________

                                  PROSPECTUS
                             INSTITUTIONAL SHARES



GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

TOLL FREE (IN U.S.).............800-621-2550

================================================================================

                 SUBJECT TO COMPLETION-DATED JANUARY 3, 1997

PROSPECTUS
[       ], 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                         Goldman Sachs High Yield Fund
                         -----------------------------
                                Service Shares

                             _____________________


          Goldman Sachs High Yield Fund (the "Fund") seeks a high level of current income and secondarily, capital growth. The Fund invests primarily in fixed income securities rated below investment grade.

THE FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES."

          Goldman Sachs Asset Management (the "Investment Manager"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment adviser and administrator. Goldman Sachs serves as the Fund's distributor and transfer agent.

          This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A
Statement of Additional Information (the "Additional Statement"), dated [     ]
1997, containing further information about the Trust and the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from institutions ("Service Organizations") that hold, directly or through an agent, Service Shares for the benefit of their customers or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

          The following highlights certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

WHAT IS THE GOLDMAN SACHS TRUST?

          Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds), one of which is described in this Prospectus. The Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objective.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?

          The Fund's investment objective and key facts are summarized in the table below. There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objective and Policies," "Description of Securities" and "Investment Techniques."

------------------------------------------------------------------------------------------
                              GOLDMAN SACHS HIGH YIELD FUND
------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE            A high level of current income and secondarily, capital
                                growth.
------------------------------------------------------------------------------------------
DURATION                        Target = [Lehman High Yield Bond Index] plus or minus
                                [2.5] years

                                Maximum = 7.5 years
------------------------------------------------------------------------------------------
APPROXIMATE INTEREST RATE       6-year bond
SENSITIVITY
------------------------------------------------------------------------------------------
INVESTMENT SECTOR               At least 65% of assets in fixed income securities rated
                                below investment grade, including U.S. and non-U.S.
                                dollar corporate debt, foreign government securities,
                                convertible securities and preferred stock.
------------------------------------------------------------------------------------------
CREDIT QUALITY                  At least 65% = BB/Ba or below.
------------------------------------------------------------------------------------------
OTHER INVESTMENTS               Mortgage-backed and asset-backed securities, U.S.
                                Government securities, investment grade corporate fixed
                                income securities, structured securities, foreign
                                currencies and repurchase agreements collateralized by
                                U.S. Government securities.
------------------------------------------------------------------------------------------
BENCHMARK                       [LEHMAN HIGH YIELD BOND INDEX]
------------------------------------------------------------------------------------------

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

          The Fund's share price will fluctuate with market, economic and foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors."

          Risks of investing in non-investment grade fixed income securities. Non-investment grade fixed income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and less liquidity than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. The market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

          Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

          Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

          Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

          Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation of property and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

          Other. The Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures, and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

WHO MANAGES THE FUND?

          Goldman Sachs Asset Management serves as the Investment Manager to the Fund. As of January 31, 1997, the Investment Manager, together with its affiliates, acted as investment adviser, administrator or distributor for assets
in excess of $[   ] billion.

WHO DISTRIBUTES THE FUND'S SHARES?

          Goldman Sachs acts as distributor of the Fund's shares.

WHAT IS THE MINIMUM INVESTMENT?

          The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

HOW DO I PURCHASE SERVICE SHARES?

          It is expected that all purchasers of Service Shares of the Fund will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of the Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

          ADDITIONAL SERVICES. The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Shares which authorizes the Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Fund, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

HOW DO I SELL MY SERVICE SHARES?

          You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

          The Fund declares investment income dividends daily and pays those dividends monthly. The Fund declares and pays capital gains dividends at least annually. Recordholders of Service Shares may receive dividends in additional shares of the same class of the Fund or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs or the corresponding class of any portfolio of Goldman Sachs Money Market Trust. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

SHAREHOLDER TRANSACTION EXPENSES:
          Maximum Sales Charge Imposed On Purchases............... none
          Maximum Sales Charge Imposed on Reinvested Dividends.... none
          Redemption Fees......................................... none
          Exchange Fees........................................... none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
          Management Fees......................................... 0.55%
          Service Fees**.......................................... 0.50%
          Other Expenses (after expense limitation)............... 0.35%*
                                                                   -----
     TOTAL FUND OPERATING EXPENSES
     (after expense limitation)................................... 1.35%*
                                                                   =====

EXAMPLE:

                                                          1 Year  3 Years
                                                          ------  -------
You would pay the following expenses on a hypothetical      $14     $43
$1,000 investment assuming (i) a 5% annual return and
(ii) redemption at the end of each time period.

______________________________


* Based upon estimated amounts for the current fiscal year. The Investment Manager has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, fees under service plans, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. The Investment Manager has no current intention of modifying or discontinuing any such limitation but may do so in the future at its discretion. Without such limitation, "Other Expenses" and "Total Fund Operating Expenses" attributable to Service Shares are estimated to be 0.60% and 1.60%, respectively.

** Service Organizations (other than broker-dealers) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. See "Additional Services." Investors should be aware that, due to the service fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

          The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Fund. The Fund also offers Institutional, Class A and Class B Shares which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Fund may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

          The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Fund that an investor will bear directly or indirectly. Since the Fund does not yet have an operating history, the information on fees and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Manager."

                       INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective and principal investment policies are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objective will be achieved.

          The Investment Manager will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital growth. The Fund is intended for investors who can accept the risks associated with the Fund's investments in non-investment grade securities and may not be suitable for all investors.

          DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the [Lehman High Yield Bond Index], plus or minus [2.5] years (currently ___ years). In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

          INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by Standard & Poor's Ratings Group ("S&P"), Ba or below by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Manager to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest in the securities of foreign issuers, including securities of issuers located in countries with emerging economies or securities markets, and may invest up to 25% of its total assets in debt securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government securities, asset-backed and mortgage-backed securities and corporate securities. [THE FUND MAY ALSO INVEST IN COMMON STOCKS, WARRANTS, RIGHTS AND OTHER EQUITY SECURITIES, BUT WILL GENERALLY HOLD SUCH EQUITY INVESTMENTS ONLY WHEN DEBT OR PREFERRED STOCK OF THE ISSUER OF SUCH EQUITY SECURITIES IS HELD BY THE FUND.] A number of investment strategies will be used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Manager will attempt to take advantage of pricing inefficiencies in the fixed income markets.

          CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly know as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

          OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts;

option contracts (including options on futures); forward foreign currency exchange contracts; currency options and futures; currency, mortgage and interest rate swaps; and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use currency transactions to seek to hedge its exposure to foreign currencies. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, repurchase agreements and other investment practices described under "Investment Techniques."

                           DESCRIPTION OF SECURITIES

CORPORATE DEBT OBLIGATIONS

          The Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

          The Fund may invest in convertible securities, which include corporate notes and preferred stock but are ordinarily long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. [CONVERTIBLE SECURITIES IN WHICH THE FUND INVESTS ARE SUBJECT TO THE SAME RATING CRITERIA AS ITS OTHER INVESTMENTS IN FIXED INCOME SECURITIES.]

FOREIGN INVESTMENTS

          Foreign Securities. The Fund may invest in fixed income securities of foreign issuers, including securities of issuers located in countries with emerging economies or securities markets. The Fund may also invest up to 25% of its total assets in fixed income securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Investments in foreign and non-U.S. dollar denominated securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed income securities do not necessarily move in a manner parallel to U.S. markets.

          Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

          The Fund may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

          Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may experience substantially less volume trading than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments which could affect investments in those countries.

          Emerging Markets. Subject to the Fund's limitation regarding investments in non-U.S. dollar denominated securities, the Fund may invest in securities of issuers that are located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding the Fund's investments in emerging markets.

          Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place and maintain cash or liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

          The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

STRUCTURED SECURITIES

          The Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, CAPITAL APPRECIATION AND PAY-IN-KIND BONDS

          The Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, capital appreciation and pay-in-kind bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon, deferred interest, capital appreciation and pay-in-kind bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

PREFERRED STOCK AND WARRANTS AND RIGHTS

          Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

          Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES

          The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")),
(b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

          Characteristics of Mortgage-Backed Securities. The Fund may invest in mortgage-backed ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Fund from taking advantage of such higher yields.

          Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

          Adjustable Rate Mortgage Loans ("ARMs"). The Fund may invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed
initial mortgage interest rate for a set period.    Thereafter, the interest
rates are subject to periodic adjustments based on changes to a designated benchmark index.

          ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

          U.S. Government Guaranteed Mortgage-Backed Securities. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

          Privately Issued Mortgage-Backed Securities. The Fund may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or issued) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

          Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order or their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Fund does not intend to purchase residual interests in REMICS.

          Stripped Mortgage-Backed Securities. The Fund may invest in stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

          The Fund may invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

                                 RISK FACTORS

          Risks of Investing in Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities rated below investment grade and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

          Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

          The market value of non-investment grade fixed income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Manager's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

          A holder's risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

          The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

          Changes in federal and state laws and industry initiatives could adversely affect the secondary market for non-investment grade fixed income securities and the financial condition of issuers of these securities. Such legislation may also significantly depress the value of outstanding non-investment grade fixed income securities.

          Non-investment grade fixed income securities also present risks based on payment expectations. Such securities frequently contain call or redemption features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Similarly, if the Fund experiences unexpected net redemptions of the Fund's shares, it may be forced to sell its higher rated more liquid securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of non-investment grade fixed income securities.

          Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

          Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

          Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

          Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and the Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign and Mortgage-Backed Securities have this call and/or extension risk.

          The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

          ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

          Foreign Risks. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES

          Options on Securities and Securities Indices.  The Fund may write
(sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     Options on Foreign Currencies. The Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Futures Contacts and Options on Futures Contracts. To seek to increase total return or to hedge against changes in interest rates, security prices, or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's transactions in futures to seek to increase total return depends upon the ability of the Investment Manager to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     Risks of Derivative Transactions. The Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Fund's transactions in certain derivative instruments may be limited by the requirements of the Code.

     When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary 3-day settlement. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until 3 days prior to settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Manager deems it appropriate to do so.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of portfolio securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     Repurchase Agreements. The Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Manager, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Temporary Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U.S. Government securities, (b) repurchase agreements collateralized by U.S. Government securities and (c) investment grade rated securities.

MISCELLANEOUS TECHNIQUES

     In addition to the techniques described above, the Fund may, with respect to no more than 5% of its total assets, engage in the following techniques: (i) portfolio securities lending, (ii) interest rate, currency and mortgage swaps and interest rate caps, floors and collars, (iii) yield curve options, (vi) investments in other investment companies, (vi) custodial receipts and (vi) inverse floating rate securities. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. The fundamental investment restrictions of the Fund can not be changed without approval of a majority of the outstanding shares of the Fund. The investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund still remains an appropriate investment in light of their then current financial positions and needs.

                               PORTFOLIO TURNOVER

     The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. It is anticipated that the annual portfolio turnover rate of the Fund will not exceed [200%]. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Manager will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to the Fund.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT MANAGER

     Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund. As of January 31, 1997, the Investment Manager and affiliates acted as investment adviser, administrator or distributor for assets in excess of $[ ] billion.

     Under an Investment Management Agreement with the Fund, the Investment Manager, subject to the general supervision of the Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. The Investment Manager also provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Investment Management Agreement is in effect.

     In performing its investment management services, the Investment Manager, while remaining ultimately responsible for the management of the Fund, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. [INSERT DESCRIPTION OF PORTFOLIO MANAGER]

     It is the responsibility of the Investment Manager to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee from the Fund, computed daily and payable monthly, at the annual rate of 0.50% of average daily net assets.

     The Investment Manager has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding applicable fees payable by the Fund to Service Organizations, management fees, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Manager in its discretion at any time.

     Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Manager, Goldman Sachs and its affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to that of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund, and in general it is not anticipated that the Investment Manager will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and funds achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.



DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of the Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding the Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the inside back cover page of this Prospectus. [INSERT DESCRIPTION OF TRANSFER AGENCY FEE].

                                   DIVIDENDS

     The Fund will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains. Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares.

     The Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

     Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day unless cash distributions are elected, in which case cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

     At the time of an investor's purchase of shares of the Fund, a portion of the net asset value per share may be represented by realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

     The net asset value per share of each class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     The Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities, and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

     From time to time the Fund may publish yield, distribution rate and average annual total return information in advertisements and communications to shareholders and prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     The Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust" below.

     The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of its holdings available to investors upon request.



                              SHARES OF THE TRUST

     The Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an

Agreement and Declaration of Trust, as amended (the "Trust Agreement"). Under the Trust Agreement, the Trustees are authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Fund offers Institutional, Service, Class A and Class B shares.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     It is anticipated that each series of the Trust, including the Fund, will be reorganized on April 30, 1997, or as soon thereafter as practicable, into newly established series of a Delaware business trust (the "Delaware Trust"). The above description regarding shares of the Trust applies equally to shares of the Delaware Trust except that, under Delaware law, shareholders of the Delaware Trust are not personally liable as partners for the obligations of such Trust. The Trustees of the Trust will also serve as trustees of the Delaware Trust, the Investment Manager will also serve as the investment adviser to the Delaware Trust's series corresponding to the Fund, and such series' investment objective, policies and restrictions will be identical to those of the Fund. The initial shareholder of the Fund has approved the reorganization of the Trust into the Delaware Trust and any and all matters incidental thereto, including the election of trustees of the Delaware Trust, the approval of an investment advisory agreement between the Investment Manager and the Delaware Trust on behalf of such Trust's series corresponding to the Fund, and the ratification of the selection of the Delaware Trust's independent public accountants. In the event that the shareholders of the other series of the Trust do not approve the reorganization, the Fund may not be reorganized into the Delaware Trust. See the Additional Statement for further information.

                                    TAXATION

FEDERAL TAXES

     The Fund is treated as a separate entity for tax purposes and intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

     The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. It is not expected that the Fund will elect to pass such taxes through to its shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Fund will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

     In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                                 ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

     The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Shares which authorizes the Fund to compensate Service Organizations for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

     Holders of Service Shares of the Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

     Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Fund, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.

                            REPORTS TO SHAREHOLDERS

     Recordholders of Service Shares of the Fund will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organization upon a request made to Goldman Sachs.

     Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                           PURCHASE OF SERVICE SHARES

     It is expected that all direct purchasers of Service Shares of the Fund will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through Service Organizations. Service Shares may be purchased by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by 3:00 p.m. Chicago time (4:00 p.m. New York time), an order is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchase of Service Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

     The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

     Purchasers of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft made payable to "Goldman Sachs Trust --Goldman Sachs High Yield Fund" and should be directed to "Goldman Sachs Trust -- Goldman Sachs High Yield Fund," c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, IL 60606.

OTHER PURCHASE INFORMATION

     The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for information concerning such requirements and charges.

     Purchase by Federal Funds Wire or ACH Transfer. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchase shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a Federal Funds wire or an ACH transfer by Northern.

     Purchase by Check or Federal Reserve Draft. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

     The Fund reserves the right to redeem Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

     The Fund and Goldman Sachs each reserves the right to reject or restrict any specific purchase order (including an exchange) by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of the Fund is evident, or if purchase, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

                              EXCHANGE PRIVILEGE

     Service Shares of the Fund may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Trust -- Goldman Sachs High Yield Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (8:00 a.m. to 4:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

     In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Services Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES

     The Fund will redeem its Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Service Shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

     In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

     The Fund will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares, or if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

     Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

================================================================================

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

Fund Highlights......................................................
Fees and Expenses....................................................
Investment Objective and Policies....................................
Description of Securities............................................
Risk Factors.........................................................
Investment Techniques................................................
Investment Restrictions..............................................
Portfolio Turnover...................................................
Management...........................................................
Dividends............................................................
Net Asset Value......................................................
Performance Information..............................................
Shares of the Trust..................................................
Taxation.............................................................
Additional Information...............................................
Reports to Shareholders..............................................
Purchase of Service Shares...........................................
Exchange Privilege...................................................
Redemption of Service Shares.........................................


                           GOLDMAN SACHS HIGH YIELD
                                     FUND
                                   ________

                                  PROSPECTUS
                                SERVICE SHARES


         GOLDMAN SACHS ASSET
         MANAGEMENT
         ONE NEW YORK PLAZA
         NEW YORK, NEW YORK 10004

         GOLDMAN, SACHS & CO.
         DISTRIBUTOR
         85 BROAD STREET
         NEW YORK, NEW YORK 10004

         GOLDMAN, SACHS & CO.
         TRANSFER AGENT
         4900 SEARS TOWER
         CHICAGO, ILLINOIS 60606

         TOLL FREE (IN U.S.).............800-621-2550

================================================================================

Prospectus               SUBJECT TO COMPLETION - DATED JANUARY 3, 1997
[         ], 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                         Goldman Sachs High Yield Fund
                         -----------------------------
                             Class A and B Shares

                        ______________________________


     Goldman Sachs High Yield Fund (the "Fund") seeks a high level of current income and secondarily, capital growth. The Fund invests primarily in fixed income securities rated below investment grade.

THE FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES."

     Goldman Sachs Asset Management (the "Investment Manager"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment adviser and administrator. Goldman Sachs serves as the Fund's distributor and transfer agent.

     This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement
of Additional Information (the "Additional Statement"), dated [         ] 1997,
containing further information about the Trust and the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

     The following highlights certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds), one of which is described in this Prospectus. The Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objective.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?

     The Fund's investment objective and key facts are summarized in the table below. There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objective and Policies," "Description of Securities" and "Investment Techniques."

                                                    GOLDMAN SACHS HIGH YIELD FUND
---------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE                           A high level of current income and secondarily, capital growth.
---------------------------------------------------------------------------------------------------------------------

DURATION                                       Target = [Lehman High Yield Bond Index] plus or minus [2.5] years

                                               Maximum = 7.5 years
---------------------------------------------------------------------------------------------------------------------

APPROXIMATE INTEREST RATE SENSITIVITY          6-year bond
---------------------------------------------------------------------------------------------------------------------


INVESTMENT SECTOR                              At least 65% of assets in fixed income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.
---------------------------------------------------------------------------------------------------------------------

CREDIT QUALITY                                 At least 65% = BB/Ba or below.
---------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS                              Mortgage-backed and asset-backed securities, U.S. Government securities, investment grade corporate fixed income securities, structured securities, foreign currencies and repurchase
                                               agreements collateralized by U.S. Government securities.
---------------------------------------------------------------------------------------------------------------------

BENCHMARK                                      [LEHMAN HIGH YIELD BOND INDEX]
---------------------------------------------------------------------------------------------------------------------

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER
 BEFORE INVESTING?


     The Fund's share price will fluctuate with market, economic and foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors."

     Risks of investing in non-investment grade fixed income securities. Non-investment grade fixed income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and less liquidity than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. The market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

     Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

     Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

     Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation of property and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

     Other. The Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures, and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

WHO MANAGES THE FUND?

     Goldman Sachs Asset Management serves as the Investment Manager to the Fund. As of January 31, 1997, the Investment Manager, together with its affiliates, acted as investment adviser, administrator or distributor for assets in excess of $[ ] billion.


WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of the Fund's shares.

WHAT IS THE MINIMUM INVESTMENT?

                                                      Minimum
                                    ------------------------------------------------------------
Type of Purchase                        Initial Purchase Amount       Additional Investments
--------------------------------    -----------------------------  -----------------------------
Regular Purchases                   $  1,500                       $ 50
Tax-Sheltered Retirement Plans      $    250                       $ 50
Automatic Investment Plan           $     50                       $ 50

   For further information, see "How to Invest-How to Buy Shares of the Fund" on page [ ].

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest" on page ___.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers two classes of shares through this Prospectus which may be purchased at the next determined net asset value ("NAV") plus a sales charge which, depending on the class of shares you choose for investment, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis at the time of redemption (Class B shares). Direct purchases of $1 million or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.


                    Maximum Front End Sales      Maximum Contingent Deferred
                          Charge                       Sales Charge
                 ----------------------------    ---------------------------
Class A ........            4.5%                      (See above)
Class B ........            N/A                    5% declining to 0%
                                                    after six years

     Over time, the deferred sales charge and distribution fees attributable to Class B shares will exceed the initial sales charge and distribution fees attributable to Class A shares. See "How to Invest-Alternative Purchase
Arrangements" on page [   ].

HOW DO I SELL MY SHARES?

     You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Fund."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     The Fund declares investment income dividends daily and pays those dividends monthly. The Fund declares and pays capital gains dividends at least annually.

     You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Portfolios") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust, if you hold Class A shares of a Fund, or ILA Class B Units of the Prime Obligations Portfolio, if you hold Class B shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                                                                                 Class A            Class B
                                                                                 -------            -------
SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Sales Charge Imposed On Purchases    ...................              4.50%/1/           none

   Maximum Sales Charge Imposed on Reinvested
    Dividends  ....................................................              none               none

   Maximum Deferred Sales Charge  .................................              none/1/            5.00%

   Redemption Fees/2/ .............................................              none               none

   Exchange Fees/2/   .............................................              none               none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

   Management Fees  ...............................................              0.50%              0.50%

   Distribution (Rule 12b-1) Fees (after limitation) .................           0.00%/3/           0.75%

   Other Expenses:

     Authorized Dealer Service Fees  ..............................              0.25%              0.25%
      Other Expenses (after limitation) ...........................              0.50%              0.50%
                                                                                 ----               -----
       TOTAL FUND OPERATING EXPENSES
       (after expense limitation) .................................              1.25%/3/           2.00%/3/
                                                                                 ====               ====

Example:

     You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

                                                           1 Year      3 Years
                                                           ------      -------
Class A Shares   ...................................       $   57      $  83

Class B Shares

- Assuming complete redemption at end
  of period  .......................................           70         93

- Assuming no redemption  ..........................           20         63

     The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

______________________________

1 As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest - Offering Price."

2 A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Portfolios or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest-Exchange Privilege."

3 Based upon estimated amounts for the current fiscal year. Goldman Sachs voluntarily has agreed not to impose any distribution fee attributable to Class A shares of the Fund. The Investment Manager has also voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, distribution and authorized dealer service fees, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. Goldman Sachs and the Investment Manager have no current intention of modifying or discontinuing any such limitation or waiver but may do so in the future at their discretion. Without such limitation and waiver, "Distribution Fees," "Other Expenses" and "Total Fund Operating Expenses" attributable to Class A Shares are estimated to be 0.25%, 0.75% and 1.75%, respectively, and attributable to Class B Shares are estimated to be 0.75%, 1.00% and 2.25%, respectively.

     The information set forth in the foregoing table and hypothetical example relates only to Class A and Class B Shares of the Fund. The Fund also offers Service and Institutional Shares which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A Shares and Class B Shares. Information regarding Service and Institutional Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies.

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Fund that an investor will bear directly or indirectly. Since the Fund does not yet have an operating history, the information on fees and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Manager."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective and principal investment policies are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Manager will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital growth. The Fund is intended for investors who can accept the risks associated with the Fund's investments in non-investment grade securities and may not be suitable for all investors.

     DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the [Lehman High Yield Bond Index], plus or minus [2.5] years (currently ___ years). In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

     INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by Standard & Poor's Ratings Group ("S&P"), Ba or below by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Manager to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest in the securities of foreign issuers, including securities of issuers located in countries with emerging economies or securities markets, and may invest up to 25% of its total assets in debt securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government securities, asset-backed and mortgage-backed securities and corporate securities. [THE FUND MAY ALSO INVEST IN COMMON STOCKS, WARRANTS, RIGHTS AND OTHER EQUITY SECURITIES, BUT WILL GENERALLY HOLD SUCH EQUITY INVESTMENTS ONLY WHEN DEBT OR PREFERRED STOCK OF THE ISSUER OF SUCH EQUITY SECURITIES IS HELD BY THE FUND.] A number of investment strategies will be used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Manager will attempt to take advantage of pricing inefficiencies in the fixed income markets.

     CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly know as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

     OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts;

option contracts (including options on futures); forward foreign currency exchange contracts; currency options and futures; currency, mortgage and interest rate swaps; and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use currency transactions to seek to hedge its exposure to foreign currencies. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, repurchase agreements and other investment practices described under "Investment Techniques."

                           DESCRIPTION OF SECURITIES

CORPORATE DEBT OBLIGATIONS

     The Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which include corporate notes and preferred stock but are ordinarily long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. [CONVERTIBLE SECURITIES IN WHICH THE FUND INVESTS ARE SUBJECT TO THE SAME RATING CRITERIA AS ITS OTHER INVESTMENTS IN FIXED INCOME SECURITIES.]

FOREIGN INVESTMENTS

     Foreign Securities. The Fund may invest in fixed income securities of foreign issuers, including securities of issuers located in countries with emerging economies and securities markets. The Fund may also invest up to 25% of its total assets in fixed income securities of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. Investments in foreign and non-U.S. dollar denominated securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed income securities do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

     The Fund may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may experience substantially less trading volume than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments which could affect investments in those countries.

     Emerging Markets. Subject to the Fund's limitation regarding investments in non-U.S. dollar denominated securities, the Fund may invest in securities of issuers that are located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding the Fund's investments in emerging markets.

     Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place and maintain cash or liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

STRUCTURED SECURITIES

     The Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, CAPITAL APPRECIATION AND PAY-IN-KIND BONDS

     The Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, capital appreciation and pay-in-kind bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in zero coupon, deferred interest, capital appreciation and pay-in-kind bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

PREFERRED STOCK AND WARRANTS AND RIGHTS

     Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")),
(b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Fund may invest in mortgage-backed ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Fund from taking advantage of such higher yields.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Adjustable Rate Mortgage Loans ("ARMs"). The Fund may invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

     ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

     U.S. Government Guaranteed Mortgage-Backed Securities. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

     Privately Issued Mortgage-Backed Securities. The Fund may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or issued) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order or their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Fund does not intend to purchase residual interests in REMICS.

     Stripped Mortgage-Backed Securities. The Fund may invest in stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

                                 RISK FACTORS

     Risks of Investing in Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities rated below investment grade and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

     Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

     The market value of non-investment grade fixed income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Manager's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     A holder's risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

     The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

     Changes in federal and state laws and industry initiatives could adversely affect the secondary market for non-investment grade fixed income securities and the financial condition of issuers of these securities. Such legislation may also significantly depress the value of outstanding non-investment grade fixed income securities.

     Non-investment grade fixed income securities also present risks based on payment expectations. Such securities frequently contain call or redemption features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Similarly, if the Fund experiences unexpected net redemptions of the Fund's shares, it may be forced to sell its higher rated more liquid securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of non-investment grade fixed income securities.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

     Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and the Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign and Mortgage-Backed Securities have this call and/or extension risk.

     The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

     Foreign Risks. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES

     Options on Securities and Securities Indices. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     Options on Foreign Currencies. The Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Futures Contacts and Options on Futures Contracts. To seek to increase total return or to hedge against changes in interest rates, security prices, or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's transactions in futures to seek to increase total return depends upon the ability of the Investment Manager to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     Risks of Derivative Transactions. The Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Fund's transactions in certain derivative instruments may be limited by the requirements of the Code.

     When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary 3-day settlement. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until 3 days prior to settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Manager deems it appropriate to do so.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of portfolio securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     Repurchase Agreements. The Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Manager, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Temporary Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U.S. Government securities, (b) repurchase agreements collateralized by U.S. Government securities and (c) investment grade rated securities.

MISCELLANEOUS TECHNIQUES

     In addition to the techniques described above, the Fund may, with respect to no more than 5% of its total assets, engage in the following techniques: (i) portfolio securities lending, (ii) interest rate, currency and mortgage swaps and interest rate caps, floors and collars, (iii) yield curve options, (vi) investments in other investment companies, (vi) custodial receipts and (vi) inverse floating rate securities. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. The fundamental investment restrictions of the Fund can not be changed without approval of a majority of the outstanding shares of the Fund. The investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund still remains an appropriate investment in light of their then current financial positions and needs.

                              PORTFOLIO TURNOVER

     The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. It is anticipated that the annual portfolio turnover rate of the Fund will not exceed [200%]. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Manager will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to the Fund.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager, distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT MANAGER

     Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund. As of January 31, 1997, the Investment Manager and affiliates acted as investment adviser, administrator or distributor for assets in excess of $[ ] billion.

     Under an Investment Management Agreement with the Fund, the Investment Manager, subject to the general supervision of the Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. The Investment Manager also provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Investment Management Agreement is in effect.

     In performing its investment management services, the Investment Manager, while remaining ultimately responsible for the management of the Fund, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. [INSERT DESCRIPTION OF PORTFOLIO MANAGER]

     It is the responsibility of the Investment Manager to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee from the Fund, computed daily and payable monthly, at the annual rate of 0.55% of average daily net assets.

     The Investment Manager has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management, distribution and authorized dealer service fees, transfer agent fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.31% of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Manager in its discretion at any time.

     Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.25% annually of the average daily net assets of the Fund, attributable to shares held by customers of such Authorized Dealers. In addition, Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers who perform administrative services with respect to depository institutions whose customers purchase shares of the Fund. These services include responding to certain inquiries from and providing written materials to depository institutions about the Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions. The amount of such compensation may be up to 0.08% annually of the average net assets of a Fund's shares attributable to purchases through, and held by the customers of, such depository institutions. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Goldman Sachs or its affiliates.

     Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Manager, Goldman Sachs and its affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to that of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund, and in general it is not anticipated that the Investment Manager will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and funds achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of the Fund's shares (the "Distributors"). Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

     Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from the Fund, with respect to Class A shares and Class B shares of [$12,000] per year plus [$7.50] per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents). Shareholders with inquiries regarding the Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                            REPORTS TO SHAREHOLDERS

     Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Fund does not generally provide sub-accounting services.

                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

     The Fund continuously offers Class A and Class B shares through this Prospectus as described more fully in "How to Buy Shares of the Fund." If you do not specify in your instructions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you initially invest $1 million or more in Class A shares of the Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Class A shares are subject to distribution fees of up to 0.25% [(WHICH IS CURRENTLY NOT BEING IMPOSED)] and authorized dealer service fees of up to 0.25%, respectively, of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase.

     Factors to Consider in Choosing Class A or Class B Shares. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares. There is a maximum purchase limitation of $250,000 of Class B shares.

HOW TO BUY SHARES OF THE FUND - CLASS A AND CLASS B SHARES

     You may purchase shares of the Fund through any Authorized Dealer (including Goldman Sachs) or directly from the Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York time), a purchase order is received by the Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received. Dividends declared will begin to accrue on the Business Day after receipt of payment.

     The minimum initial investment in the Fund is $1,500. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans. For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

     You may pay for purchases of shares by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft, Federal Funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows: (i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Trust - (Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal Funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

     In order to make an initial investment in the Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Fund may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

     The Fund reserves the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. The Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Fund and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE - CLASS A SHARES

     The offering price of Class A shares of the Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                                       Sales Charge     Maximum Dealer
                                                    Sales Charge as   as Percentage     Allowance as
             Amount of Purchase                      Percentage of    of Net Amount     Percentage of
      (including sales charge, if any)              Offering Price       Invested      Offering Price
-----------------------------------------------     ---------------   -------------    ---------------
Less Than $100,000.............................            4.50%            4.71%             4.00%
$100,000 up to (but less than) $250,000........            3.00             3.09              2.50
$250,000 up to (but less than) $500,000........            2.50             2.56              2.00
$500,000 up to (but less than) $1 million......            2.00             2.04              1.75
$1 million or more.............................            0.00*            0.00*             **

_________________________

      * No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.
     ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the assets, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by investors or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

          Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a CDSC of

1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

     Class A shares of the Fund may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with the Investment Manager specifying certain operating policies and standards; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans having either 200 eligible employees or at least $1,000,000 under management with the Investment Manager and its affiliates; (i) shareholders whose purchase is attributable to redemption proceeds from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Fund and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds;
(j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with the Investment Manager specifying aggregate minimums and certain operating policies and standards; (k) registered investment advisers investing for accounts for which they receive asset-based fees; (l) accounts over which the Investment Manager or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Portfolios and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Fund at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Portfolios may be reinvested in shares of the Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS - CLASS A SHARES

     A shareholder who redeems Class A shares of the Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of the Fund or of any other Goldman Sachs Portfolio. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety (90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC attributable to such shares previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment, for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

     A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such redemption. If the redemption occurs within ninety
(90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a shareholder reinvesting at net asset value pursuant to the reinvestment privilege for purposes of determining gain or loss realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION - CLASS A SHARES

     Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Class A shares of the Goldman Sachs Portfolios may be combined under the Right of Accumulation. See the Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION - CLASS A SHARES

     Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Portfolios may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE - CLASS B SHARES

     Investors may purchase Class B shares of the Fund at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the

Fund will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                            CDSC as a
                                                      Percentage of Dollar
                                                        Amount Subject to
                      Year Since Purchase                     CDSC
                    ------------------------          --------------------
                    First...................                   5.0%
                    Second..................                   4.0%
                    Third...................                   3.0%
                    Fourth..................                   3.0%
                    Fifth...................                   2.0%
                    Sixth...................                   1.0%
                    Seventh and thereafter..                   none

     Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

     Class B shares of the Fund will automatically convert into Class A shares of the Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of the Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service, for which the Fund will apply, or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

     Waiver or Reduction of Contingent Deferred Sales Charge.  The CDSC on
Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (i) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event, (ii) excess contributions being returned to pension and profit sharing plans, pension funds and other company-sponsored benefit plans,
(iii) distributions from a qualified retirement plan invested in the Goldman Sachs Portfolios which are being reinvested into a Goldman Sachs IRA, and (iv) redemption proceeds which are to be reinvested in accounts or non-registered products over which the Investment Manager or its advisory affiliates have investment discretion. In addition, Class A and Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares and 10% of the value of your Class A shares.

                 SHAREHOLDER SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

     Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE PROGRAM

     A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by the Fund in shares of the same Class or an equivalent Class of any other Goldman Sachs Portfolio or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same Class or an equivalent Class of any other Goldman Sachs Portfolio or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $10,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

     The Fund offers its shares for purchase by retirement plans, including IRA Plans for individuals and their non-employed spouses and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund or, if so directed by the shareholder, in cash or in shares of the same or an equivalent class of any other Goldman Sachs Portfolio or ILA Portfolio.

EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged at net asset value without the imposition of an initial or contingent deferred sales charge at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman Sachs Portfolio or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares or units of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid a sales charge. Shares or units of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Fund without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

     An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

     An exchange may be made by identifying the Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Trust, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, if previously elected in the Fund's Account Application, by telephone at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Fund." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "How to Sell Shares of the Fund." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

     For federal income tax purposes, an exchange, including an automatic exchange, is treated as a sale of the shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of shares or units received in the exchange. If such sale occurs within ninety (90) days after the purchase of such shares, to the extent an initial sales charge that would otherwise apply to the shares or units received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss realized on such sale for federal income tax purposes, but instead will be added to the tax basis of the shares or units received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

     All exchanges which represent an initial investment in the Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

     If shares of the Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. Authorized Dealers who receive a portion of the sales charge applicable to the purchase of Class A or Class B shares will not be permitted to impose any other fees on the shareholders in connection with the purchase of such shares.

     The Fund and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Fund or Goldman Sachs may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales of shares of the Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund. Goldman Sachs reserves the right to limit the participation in the Fund of its partners and employees.

     In addition to concessions allowed to Authorized Dealers, Goldman Sachs may, from time to time, assist Authorized Dealers by, among other things, providing sales literature to and holding informational programs for the benefit of Authorized Dealers' registered representatives. Authorized Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Goldman Sachs Portfolios. Goldman Sachs may also provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Goldman Sachs Portfolios. These incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualified registered representatives and members of their families within or without the United States. Incentive payments will be provided for out of the sales charge and distribution fees or out of Goldman Sachs' other resources. Other than sales charges and distribution fees, the Fund and its shareholders do not bear distribution expenses. An Authorized Dealer receiving such incentives may be deemed to be an underwriter under the Securities Act of 1933. In some instances, such incentives may be made available only to certain Authorized Dealers whose representatives have sold or are expected to sell significant amounts of shares.

                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN - CLASS A SHARES

     The Trust, on behalf of the Fund's Class A shares, has adopted a Distribution Plan (the "Class A Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") . Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares of the Fund. Currently, Goldman Sachs has voluntarily agreed not to impose any such fee. Goldman Sachs has no current intention of modifying or discontinuing such agreement, but may do so in the future at its discretion.

     Goldman Sachs may use the distribution fee for its expenses of distributing Class A shares of the Fund. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN - CLASS B SHARES

     The Trust, on behalf of the Fund's Class B shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares.

     Goldman Sachs may use the distribution fee for its expenses of distributing Class B shares of the Fund. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B shares. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

AUTHORIZED DEALER SERVICE PLANS

     The Trust on behalf of the Fund's Class A and Class B shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Class A or Class B Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A or Class B shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. The Service Plans will be reviewed and are subject to approval annually by the Board of Trustees.

                         HOW TO SELL SHARES OF THE FUND

     The Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the inside front cover page of this Prospectus or an Authorized Dealer.

     A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of instructions received by telephone. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Shares earn dividends accrued through the day on which the shares are redeemed.

     Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

     The Fund will also arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the shareholder's Account Application. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in Federal Funds (for a total one-day delay). Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither the Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a sale for tax purposes. A minimum balance of $5,000 in shares of the Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest-Waiver or Reduction of Contingent Deferred Sales Charge." See the Additional Statement for more information about the Systematic Withdrawal Plan.

                                   DIVIDENDS

          Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same or an equivalent class of any of the Goldman Sachs Portfolios or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B) as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and capital gains distributions will be reinvested in the Fund. Capital gains distributions will be reinvested or paid in cash, in accordance with the shareholder's prior election, on the payment date.

     The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Portfolio or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Portfolio or an ILA Portfolio.

     The Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Fund will declare dividends daily and pay dividends monthly. The Fund will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time a portion of the Fund's dividends may constitute a return of capital.

     At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

     The net asset value per share of each class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     The Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities, and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

     From time to time the Fund may publish yield, distribution rate and average annual total return information in advertisements and communications to shareholders and prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B shares reflect deduction of the applicable CDSC imposed upon redemption of Class B shares held for the applicable period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, the Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, the Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     The Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A and Class B shares will be affected by the payment of a sales charge and distribution fees. See "Shares of the Trust" below.

     The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of its holdings available to investors upon request.

                              SHARES OF THE TRUST

     The Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an Agreement and Declaration of Trust, as amended (the "Trust Agreement"). Under the Trust Agreement, the Trustees are authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Fund offers Institutional, Service, Class A and Class B shares.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     Unless otherwise required by the Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     It is anticipated that each series of the Trust, including the Fund, will be reorganized on April 30, 1997, or as soon thereafter as practicable, into newly established series of a Delaware business trust (the "Delaware Trust"). The above description regarding shares of the Trust applies equally to shares of the Delaware Trust except that, under Delaware law, shareholders of the Delaware Trust are not personally liable as partners for the obligations of such Trust. The Trustees of the Trust will also serve as trustees of the Delaware Trust, the Investment Manager will also serve as the investment adviser to the Delaware Trust's series corresponding to the Fund, and such series' investment objective, policies and restrictions will be identical to those of the Fund. The initial shareholder of the Fund has approved the reorganization of the Trust into the Delaware Trust and any and all matters incidental thereto, including the election of trustees of the Delaware Trust, the approval of an investment advisory agreement between the Investment Manager and the Delaware Trust on behalf of such Trust's series corresponding to the Fund, and the ratification of the selection of the Delaware Trust's independent public accountants. In the event that the shareholders of the other series of the Trust do not approve the reorganization, the Fund may not be reorganized into the Delaware Trust. See the Additional Statement for further information.

                                    TAXATION

FEDERAL TAXES

     The Fund is treated as a separate entity for tax purposes and intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

     The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. It is not expected that the Fund will elect to pass such taxes through to its shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Fund will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

     In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                    APPENDIX

                             STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

     If a shareholder anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Portfolio within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will apply toward the completion of this Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman, Sachs & Co. that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                ESCROW AGREEMENT

     Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     If the intended investment is not completed, the investor will be asked to remit to Goldman, Sachs & Co. any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman, Sachs & Co. pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.


                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

     You are required by law to provide the Fund with your correct Taxpayer Identification Number ("TIN"), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the Federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act , the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

================================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Fund Highlights.........................................................
Fees and Expenses.......................................................
Investment Objective and Policies.......................................
Description of Securities...............................................
Risk Factors............................................................
Investment Techniques...................................................
Investment Restrictions.................................................
Portfolio Turnover......................................................
Management..............................................................
Reports to Shareholders.................................................
How to Invest...........................................................
Shareholder Services Available to Shareholders..........................
Distribution and Authorized Dealer Service Plans........................
How to Sell Shares of the Fund..........................................
Dividends...............................................................
Net Asset Value.........................................................
Performance Information.................................................
Shares of the Trust.....................................................
Taxation................................................................
Additional Information..................................................
Appendix................................................................
Account Application

================================================================================


================================================================================

                           GOLDMAN SACHS HIGH YIELD
                                     FUND
                                   ________

                                  PROSPECTUS
                          CLASS A AND CLASS B SHARES



GOLDMAN SACHS ASSET MANAGEMENT
Investment Manager
One New York Plaza
New York, New York 10004

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll Free (in U.S.).............800-526-7384

================================================================================

                Subject to Completion:  dated January 3, 1997

INFORMATION CONAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                               ________ __, 1997


                             INSTITUTIONAL SHARES

                         GOLDMAN SACHS HIGH YIELD FUND
                     (A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                               4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes a separate investment series of Goldman Sachs Trust (the "Trust"). This Additional Statement should be read in conjunction with the prospectus for the Institutional Shares of Goldman Sachs
High Yield Fund, dated [        ], 1997, as amended and/or supplemented from
time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Introduction .................................................................
Investment Objective and Policies ............................................
Other Investments and Practices ..............................................
Investment Restrictions ......................................................
Management ...................................................................
Portfolio Transactions .......................................................
Shares of the Trust ..........................................................
Net Asset Value ..............................................................
Taxation .....................................................................
Performance Information ......................................................
Other Information ............................................................
Financial Statements .........................................................
Appendix A ...................................................................
Appendix B ...................................................................
Appendix C ...................................................................

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN, SACHS & CO.
INVESTMENT MANAGER                  DISTRIBUTOR
ONE NEW YORK PLAZA                  85 BROAD STREET
NEW YORK, NEW YORK 10004            NEW YORK, NEW YORK 10004

                                    GOLDMAN, SACHS & CO.
                                    TRANSFER AGENT
                                    4900 SEARS TOWER
                                    CHICAGO, ILLINOIS 60606


                    TOLL FREE (IN U.S.) .......800-621-2550

                                 INTRODUCTION

     Goldman Sachs Trust (the "Trust") was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created Goldman Sachs High Yield Fund (the "Fund"), as well as other series of the Trust. The Fund is authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Goldman Sachs Asset Management ("GSAM" or the "Investment Manager"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser and manager to the Fund. In addition, Goldman Sachs serves as the Fund's distributor and transfer agent. The Fund's custodian is State Street Bank and Trust Company.

     Because the Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Fund are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of the Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Fund's investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective.

     EXPERIENCED MANAGEMENT. Successfully creating and managing a diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed income securities.

                       INVESTMENT OBJECTIVE AND POLICIES


                        OTHER INVESTMENTS AND PRACTICES

CORPORATE DEBT OBLIGATIONS

     The Fund may make a variety of investments, including investment in long-term, intermediate-term and short-term senior and subordinated corporate debt obligations. Such corporate debt obligations will typically be unrated or rated in the non-investment grade rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or another rating organization. Bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy the Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted in uncertain.

     Non-investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences unexpected net redemptions of the Fund's shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

     The Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. The Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Custodial Receipts

     The Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Mortgage Loans and Mortgage-Backed Securities

     The Fund may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     General Characteristics.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Fund invests in Mortgage-Backed Securities, the Investment Manager will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     Legal Considerations of Mortgage Loans.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Fund may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Fund's investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     Conventional Mortgage Loans.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities.  The Fund may invest in government
     --------------------------------
guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-
through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
 when paid by the mortgagor in subsequent monthly payments or at maturity.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
     ---------------------------------------------------------------------
Obligations.  The Fund may invest in multiple class securities including
-----------
collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities.  The Fund may invest in stripped
     -----------------------------------
Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Investment Manager may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-
holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in
                                   --- ----
proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, CAPITAL APPRECIATION BONDS AND PIK SECURITIES

     The Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and payable-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest and capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments that are debt securities for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     The Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on illiquid investments.

BANK OBLIGATIONS

     The Fund may invest in obligations issued or guaranteed by United States and foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are permitted to engage in different activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

FOREIGN INVESTMENTS

     The Fund may invest in securities of foreign issuers and in fixed income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund or due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets in uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms

(including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

     The Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Fund will not enter into a forward contract with a term of greater than one year.

     While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     The Fund may enter into interest rate swaps, caps, floors and collars. In addition, the Fund may also enter into currency swaps. The Fund may enter into swap transactions for hedging purposes and, except for currency swaps, to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     The Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid securities maintained in a segregated account the Fund and the Investment Manager believes that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

     The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of the Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Writing Covered Options. The Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. The Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above.

     PURCHASING OPTIONS.  The Fund may also purchase put and call options on any
     ------------------
securities in which it may invest or on any securities index based on securities in which it may invest, and the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  The Fund may write
     ----------------------------------------------------
covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

     A call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date.

The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     The Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the Fund in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     YIELD CURVE OPTIONS.  The Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Investment Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Investment Manager's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To seek to increase total return or to hedge against changes in interest rates, securities prices or (but only for hedging purposes) currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and any other financial instruments and indices. The Fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  The Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or, except for purchases or sales by the Fund of futures on currencies, to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in currency forward contracts, futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

     [MORTGAGE DOLLAR ROLLS.  THE FUND MAY ENTER INTO MORTGAGE "DOLLAR ROLLS" IN
      ---------------------
WHICH THE FUND SELLS SECURITIES FOR DELIVERY IN THE CURRENT MONTH AND SIMULTANEOUSLY CONTRACTS WITH THE SAME COUNTERPARTY TO REPURCHASE SIMILAR (SAME TYPE, COUPON AND MATURITY), BUT NOT IDENTICAL, SECURITIES ON A SPECIFIED FUTURE DATE. DURING THE ROLL PERIOD, THE FUND LOSES THE RIGHT TO RECEIVE PRINCIPAL AND INTEREST PAID ON THE SECURITIES SOLD. HOWEVER, THE FUND WOULD BENEFIT TO THE EXTENT OF ANY DIFFERENCE BETWEEN THE PRICE RECEIVED FOR THE SECURITIES SOLD AND THE LOWER FORWARD PRICE FOR THE FUTURE PURCHASE (OFTEN REFERRED TO AS THE "DROP") OR FEE INCOME PLUS THE INTEREST EARNED ON THE CASH PROCEEDS OF THE SECURITIES SOLD UNTIL THE SETTLEMENT DATE OF THE FORWARD PURCHASE. UNLESS SUCH BENEFITS EXCEED THE INCOME, CAPITAL APPRECIATION AND GAIN OR LOSS DUE TO MORTGAGE PREPAYMENTS THAT WOULD HAVE BEEN REALIZED ON THE SECURITIES SOLD AS PART OF THE MORTGAGE DOLLAR ROLL, THE USE OF THIS TECHNIQUE WILL DIMINISH THE INVESTMENT PERFORMANCE OF THE FUND COMPARED WITH WHAT SUCH PERFORMANCE WOULD HAVE BEEN WITHOUT THE USE OF MORTGAGE DOLLAR ROLLS. ALL CASH PROCEEDS WILL BE INVESTED IN INSTRUMENTS THAT ARE PERMISSIBLE INVESTMENTS FOR THE FUND. THE FUND WILL HOLD AND MAINTAIN IN A SEGREGATED ACCOUNT UNTIL THE SETTLEMENT DATE CASH OR LIQUID SECURITIES IN AN AMOUNT EQUAL TO ITS FORWARD PURCHASE PRICE.

     FOR FINANCIAL REPORTING AND TAX PURPOSES, THE FUND TREATS MORTGAGE DOLLAR ROLLS AS TWO SEPARATE TRANSACTIONS: ONE INVOLVING THE PURCHASE OF A SECURITY AND A SEPARATE TRANSACTION INVOLVING A SALE. THE FUND DOES NOT CURRENTLY INTEND TO ENTER INTO MORTGAGE DOLLAR ROLLS THAT ARE ACCOUNTED FOR AS A FINANCING.

     MORTGAGE DOLLAR ROLLS INVOLVE CERTAIN RISKS INCLUDING THE FOLLOWING: IF THE BROKER-DEALER TO WHOM THE FUND SELLS THE SECURITY BECOMES INSOLVENT, THE FUND'S RIGHT TO PURCHASE OR REPURCHASE THE MORTGAGE-RELATED SECURITIES SUBJECT TO THE MORTGAGE DOLLAR ROLL MAY BE RESTRICTED AND THE INSTRUMENT WHICH THE FUND IS REQUIRED TO REPURCHASE MAY BE WORTH LESS THAN AN INSTRUMENT WHICH THE FUND ORIGINALLY HELD. SUCCESSFUL USE OF MORTGAGE DOLLAR ROLLS WILL DEPEND UPON THE INVESTMENT MANAGER'S ABILITY TO MANAGE THE FUND'S INTEREST RATE AND MORTGAGE PREPAYMENTS EXPOSURE. FOR THESE REASONS, THERE IS NO ASSURANCE THAT MORTGAGE DOLLAR ROLLS CAN BE SUCCESSFULLY EMPLOYED.]

     CONVERTIBLE SECURITIES.  Convertible securities include corporate notes or
     ----------------------
preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Fund invests will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the Investment Manager to be of good standing, and when, in the judgment of the Investment Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Manager determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate swaps, mortgage swaps and currency swaps, and interest rate caps, floors and collars, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of the Fund's portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Investment Manager or any of its affiliates serves as investment adviser. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Manager acts as adviser, the advisory fees payable by the Fund to the Investment Manager will be reduced by an amount equal to the Fund's proportionate share of the advisory fees paid by such money market fund to the Investment Manager or any of its affiliates.

Repurchase Agreements

     The Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by the Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for the Fund, the Investment Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Manager or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Fund, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVE AND POLICIES" in the Prospectus. As defined in the Act, "a majority of the outstanding voting securities" of the Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the 300% asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Trust may not on behalf of the Fund:

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Act.

(2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

(3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

(4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

(6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions on behalf of the Fund which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

                                   MANAGEMENT

Trustees and Officers

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 54, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman of the Board of Trustees. President, ABN Associates, Inc.,
             ---------------------------------
until March 1996. Retired, Senior Vice President, Scott Paper Company; Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

Douglas Grip,* Age 34, One New York Plaza, New York, New York 10004.  Trustee
                                                                      -------
and President.  Vice President, Goldman Sachs since May 1996.  President, MFS
-------------
Retirement Services Inc of Massachusetts Financial Services prior thereto.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
General Partner, Goldman Sachs, since 1986; Chairman and Chief Executive Officer, GSAM since December 1994.

Alan A. Shuch,* Age 47, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman and Chief Executive Officer, MSP Communications Inc.
        -------
(a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation; and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman, Ameritech (a telecommunications holding company) from
-------
February 1987 to retirement in 1992 and Vice Chairman, Chief Financial and Administrative Officer of Ameritech prior thereto; Director, American Information Technologies Corporation; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company).

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994;

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Consultant since 1989
---------
to June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Co-Manager, Shareholder Services for
---------
GSAM Funds Group.

John W. Mosior,* Age 48, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Co-Manager, Shareholder Services for
---------
GSAM Funds Group.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990; Assistant Treasurer of the Trust from April 1990 until October 1991.

John Perlowski, Age 32, One New York Plaza, New York, New York 10004. Assistant
                                                                      ---------
Treasurer. Vice President, Goldman, Sachs & Co., Sachs & Co., July 1995 to
---------
Present. Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Vice President and Assistant General Counsel to the Funds Group,
---------
GSAM since February 1994; Partner, Hale and Dorr from September 1991 to June 1992; Attorney-at-Law, Gaston & Snow from September 1985 to September 1991.


Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs (June 1993 to
-------------------
present); Funds Compliance Officer, Citibank Global Asset Management (August 1991 to June 1993); Legal Assistant, Brown & Wood (prior thereto).

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 35, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Portfolio Manager, GSAM 1988 to
-------------------
Present.

Elizabeth Alexander*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Junior Portfolio Manager, 1995 to Present. Funds Trading
-------------------
Assistant, GSAM 1993 - 1995. Formerly, Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or its affiliates is the investment adviser, administrator and/or distributor. Immediately after the Fund commences its public offering, it is expected that the Trustees and officers as a group will own less than 1% of the outstanding shares of beneficial interest of the Fund.

     The following table sets forth certain information with respect to the estimated compensation of each Trustee of the Trust for the fiscal year ending October 31, 1997:


                                                  Total
                                                Compensa-
                                                tion from
                                                 Goldman
                                   Retirement     Sachs
                                    Benefits     Mutual
                       Aggregate    Accrued as    Funds
                       Compensa-    of Part of  (includ-
                       tion from    Trust's      ing the
Name of Trustees       the Fund*    Expenses    Trust)**
----------------       ---------   -----------  --------
Ashok N. Bakhru        $4,688      $0           $93,750
David B. Ford               0       0                 0
Douglas C. Grip             0       0                 0
Alan A. Shuch               0       0                 0
Jackson W. Smart        3,525       0            70,500
William H. Springer     3,525       0            70,500
Richard P. Strubel      3,525       0            70,500

-------------------

* These compensation amounts are estimates for the Fund's fiscal year ending October 31, 1997, as operation of the Fund has not yet commenced.

** The Goldman Sachs Mutual Funds consisted of 29 mutual funds, including 7 series of the Trust, on [_________ __,] 1997.


INVESTMENT MANAGER

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund pursuant to an investment management agreement. See "MANAGEMENT" in the Fund's Prospectus for a description of the Investment Manager's duties as investment adviser and manager.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, S[_]o Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Investment Manager is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Manager.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     The Investment Manager expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government and other securities and to employ this technology periodically to re-evaluate the Fund's investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Investment Manager uses a sophisticated option-adjusted spread
(OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the Investment Manager's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Manager considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Manager will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Manager will then analyze its value relative to alternative investments and to its own investments. The Investment Manager will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Investment Manager believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Manager also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Manager to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Manager also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Investment Manager will use OAS analytics to choose what it believes is an appropriate portfolio of investments for the Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting the Fund's particular composition and performance targets, the Investment Manager will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     Goldman Sachs has agreed to provide the Investment Manager, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Manager with respect to the Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Investment Manager, include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of the Fund's investments.

     In addition to fixed-income research and credit research, the Investment Manager in managing the Fund is supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986,

1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     The Fund's investment management agreement (the "Investment Management Agreement") was approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on January 28, 1997. The Fund's Investment Management Agreement was approved by the sole initial shareholder of the Fund on [_____________], 1997. The Investment Management Agreement will remain in effect until June 30, 1998 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Management Agreement will terminate automatically if assigned (as defined in the Act). The Investment Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager or by the Investment Manager on 60 days written notice of the Trust.

     The Investment Management Agreement provides that GSAM in its capacity as investment manager may render similar services to others so long as the services under the Investment Management Agreement are not impaired thereby. Pursuant to the Investment Management Agreement, the Investment Manager is entitled to receive the fee set forth below and the Investment Manager is currently limiting the fee to the rate set forth below:


              Contractual       Current
                 Rate             Rate
              -----------       -------
High Yield       0.50%            0.50%

     Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Manager at its discretion at any time.

     The Investment Manager performs administrative services for the Fund under the Investment Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Fund's non-investment operations (other than certain operations performed by others pursuant to agreements with the

Fund), (b) providing the Fund, to the extent not provided pursuant to such agreements, the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders, periodic updating of the Fund's prospectus and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements.

          Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Manager and Goldman Sachs and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or impede their investment activities.

          Goldman Sachs and its affiliates, including, without limitation, the Investment Manager and its advisory affiliates, Goldman Sachs Funds Management, L.P. ("GSFM"), Goldman Sachs International ("GSI") and J. Aron & Co. ("ARON"), have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Fund and/or which engage in transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Manager's and its advisory affiliates' asset management activities, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable. When the Investment Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Fund.

     From time to time, the Fund's activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Investment Manager and/or its affiliates are performing services or when position limits have been reached.

     In connection with its management of the Fund, the Investment Manager may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs, GSFM, ARON and other affiliates. The Investment Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Manager in managing the Fund.

     The results of the Fund's investment activities may differ significantly from the results achieved by the Investment Manager and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding the Fund's activities but will not be involved in the day-to-day management of the Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Manager are also principals or employees of Goldman Sachs, GSFM, ARON and/or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

     The Investment Manager may enter into transactions and invest in instruments and currencies on behalf of the Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Fund. The Fund will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs serves as the exclusive distributor of shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated February 1, 1993, as amended as of January 30, 1996. Pursuant to the distribution agreement, after the Fund's Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of the Fund. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of the Fund shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from the Fund equal to 0.04 of 1% (on an annualized basis) of the average daily net assets attributable to the Institutional and Service Classes of the Fund and $7.50 per account for the Class A and Class B Shares of the Fund.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services it provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES

     Except as set forth in the Prospectus under "MANAGEMENT" the Trust, on behalf of the Fund, is responsible for the payment of the Fund's respective expenses. The expenses borne by the outstanding classes of the Fund include, without limitation, the fees payable to the Investment Manager, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Investment Manager voluntarily has agreed to reduce or otherwise limit certain Other Expenses (excluding transfer agency fees, management fees, transfer agent fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.31% of the Fund's average daily net assets.

     Such reductions or limits are calculated monthly on a cumulative basis. Although the Investment Manager has no current intention of modifying or discontinuing such expense limitation, it may do so in the future at its discretion.

     Fees and expenses of legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the costs incurred by the Investment Manager in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                            PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Fund are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Investment Management Agreement provides that the Investment Manager shall attempt to obtain the best net price and the most favorable execution. The Investment Management Agreement provides that, on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Manager or an affiliate act as investment adviser), the Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, the Investment Management Agreement permits the Investment Manager, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services. Brokerage and research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Manager in servicing other accounts and not all of these services may be used by the Investment Manager in connection with the Fund. The fees received under the Investment Management Agreement are not reduced by reason of the Investment Manager receiving such brokerage and research services. In addition, under the Investment Management Agreement, the Investment Manager is authorized to take into account sales of shares of the Fund and other funds in the Goldman Sachs Group of Funds in allocating purchase and sale orders of portfolio securities provided that the Investment Manager believes that the quality of the transaction and commision is comparable to other qualified firms.


                              SHARES OF THE TRUST

      The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 24, 1987, as amended (the "Massachusetts Trust Agreement"). It is anticipated that each series of the Trust, including the Fund, will be reorganized on April 30, 1997, or as soon thereafter as practicable, into newly established series of a Delaware business trust (the "Delaware Trust"). The Trustees of the Trust will also serve as Trustees of the Delaware Trust, the Investment Manager will also serve as the investment adviser to the Delaware Trust's series corresponding to the Fund, and such series' investment objective, policies and restrictions will be identical to those of the Fund. The initial shareholder of the Fund has approved (i) the reorganization of the Trust into the Delaware Trust and any and all matters incidental thereto, including the election of Trustees of the Delaware Trust,
(ii) an Investment Management Agreement between the Investment Manager and the Delaware Trust on behalf of such Trust's series corresponding to the Fund, and
(iii) distribution and authorized dealer service plans with respect to such series' Class A and Class B Shares and a service plan with respect to such series' Service Shares, and has ratified the selection of the Delaware Trust's independent public accountants. In the event that the shareholders of the other series of the Trust do not approve the reorganization, the Fund may not be reorganized into the Delaware Trust.

     The Massachusetts Trust Agreement and the Agreement and Declaration of Trust of the Delaware Trust (the "Trust Agreements") permit the Trustees of the Trust and the Delaware Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series, provided each share has a par value of $.001 per share, represents an equal proportionate interest in that series with each other share of the same class and is entitled to such dividends out of the income belonging to such series as are declared by the Trustees.

     The Trustees of the Trust and the Delaware Trust have authority under the Trust Agreements to create and classify shares of beneficial interest in separate series without further action by shareholders. As of the date of this Additional Statement, the Trustees have authorized shares of nine series of the Trust, including the Fund. The Trust Agreements further authorize the Trustees of both the Trust and the Delaware Trust to classify or reclassify any series or portfolio of shares into one or more classes. Pursuant thereto, the Board of Trustees of the Trust has authorized the issuance of four classes of shares of the Fund; Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Service Share, Class A Share and Class B Share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are allocated among classes based on a percentage of the Fund's aggregate average net assets, except that transfer agency fees and fees under distribution, authorized dealer service, administration and service plans relating to a particular class will be borne exclusively by that class.

     It is contemplated that most Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Service Shares will be marketed only to such investors, at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's customers. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such Service Shares. Institutions that provide services to holders of Service Shares are referred to in this Additional Statement as "Service Organizations."

     Class A Shares are sold, with an initial sales charge of up to 4.50%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

     Class B Shares of the Fund are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of Fund. Shares of each class may each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agent, account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, the Fund's shares are fully paid and non-assessable. In the event of liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

Shareholder and Trustee Liability

     MASSACHUSETTS TRUST.  Under Massachusetts law, there is a remote
     -------------------
possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Massachusetts Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Massachusetts Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. The Massachusetts Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     DELAWARE TRUST.  Under Delaware Law, the shareholders of the Delaware
     --------------
Trust are not generally subject to liability for the debts or obligations of the Delaware Trust. Similarly, Delaware Law provides that a series of the Delaware Trust will not be liable for the debts or obligations of any other series of the Delaware Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust of the Delaware Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust of the Delaware Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust of the Delaware Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust of the Delaware Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust of the Delaware Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustees against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of the Fund is calculated by determining the value of the net assets attributable to each class of the Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     For the purpose of calculating the net asset value of the Fund, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments, for which accurate market quotations are readily available are valued on the basis of dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standards & Poor's. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. Portfolio securities for which accurate market quotations are not readily available and other assets are valued at fair value based upon valuation models that take into account daily spread and yield changes on U.S. treasury securities (i.e., matric pricing). Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Fund calculates its net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment would be made.


                                   TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL

          Each series of the Trust, including the Fund, is a separate taxable entity. The Fund intends to elect to be treated and to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) the Fund derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to such stocks or securities (the "short-short test"); and (c) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in the Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). The Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss.

          In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund did not pay federal income tax. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

          For federal income tax purposes, dividends declared by the Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were paid by the Fund and received by shareholders on December 31 of the year declared.

          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, the Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit the Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund's distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized by the Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of the Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

          The Fund may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. It is not expected that the Fund will qualify or elect to pass through to shareholders the foreign taxes paid by the Fund. The Fund will, however, be entitled to deduct such taxes in computing its income subject to tax (if any).

          If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          The Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds, PIK bonds, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          The federal income tax rules applicable to [mortgage dollar rolls], interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and the Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

          Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and avoids becoming subject to federal income or excise tax.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

          Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Distributions from the Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of the Fund have been held.

          It is expected that distributions made by the Fund will ordinarily not qualify to any material extent for the dividends-received deduction for corporations, because qualifying distributions may be made only from the Fund's dividend income that it receives from stock in U.S. domestic corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

          Distributions in excess of the Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

          Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

          When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. All or a portion of a sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

          The Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

          The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by the Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

          Any gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

          Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Fund.

STATE AND LOCAL TAXES

          The Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                            PERFORMANCE INFORMATION

          The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

          Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

          Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares in existence of the Fund. Each class of shares of the Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A or Class B Shares which is based upon the Fund's net asset value per share would be reduced if a sales charge were taken into account.

          Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          The Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The
-------------   ---------------  ------  -------  ------------------------  ---
New
---

York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
----------  -----------------  --------------------------------     -----

          The Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) [THE LEHMAN HIGH YIELD BOND INDEX,] the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above referenced indices and the characteristics of the Fund's benchmark investments are not identical to, and in some cases may be very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to the Fund.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of the Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     The Trust assumed its current name on March 22, 1991. Prior thereto, the Trust's name was "Goldman Sachs -- Short-Intermediate Government Fund." Goldman Sachs licensed the name "Goldman Sachs" and derivatives thereof to the Trust (and the Fund) on a royalty-free basis and Goldman Sachs has reserved to itself the right to grant the non-exclusive right to use the name "Goldman Sachs" to any other person. At such time as the Investment Management Agreement for the Fund is no longer in effect, the Trust on behalf of the Fund has agreed that the Fund will (to the extent it lawfully can) cease using the name "Goldman Sachs."

     The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of the Fund during any 90-day period for any one shareholder. The Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from the Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the

Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The Fund's annual financial statements will be audited by [       ]
independent public accountants. A copy of the Fund's annual report, when available, may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the inside cover of this Additional Statement.

                                  APPENDIX A



     The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . The performance of various types of securities (taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio;

     . Volatility of total return of various market indices (i.e. Lehman Government Bond Index, Standard & Poor's 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

     .  Credit Ratings of domestic government bonds in various countries

     . Price volatility comparisons of types of securities over different periods of time.

     . Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                  APPENDIX B

                        DESCRIPTION OF BOND RATINGS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Securities in which the Fund may primarily invest will include those in the following categories:

     BA:   Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured.  Often

________________________
/1/

     The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Rating Group at the date of this Additional Statement for the securities listed. Rating are generally given to securities at the time of issuance. while the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated no not necessarily represent rating which will be given to these securities on the date of the Fund's fiscal year end.

the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA:   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA:    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED:   Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE:     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA:   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Securities in which the Fund may primarily invest will include those in the following categories:

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB:   Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:    Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

     CC: The rating CC is typically applied to bonds that are subordinated to senior debt assigned an actual or implied CCC debt rating.

     C:   The rating C is typically applied to bonds that are subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     UNRATED: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligations as a matter of policy.

     NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Manager's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     Standard & Poor's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by Standard & Poor's is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.


                        FITCH INVESTORS SERVICE, CORP.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA:   Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A:    Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months.

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


                                 DUFF & PHELPS
                                 -------------

Commercial Paper/Certificates of Deposits
-----------------------------------------
Category 1:  Top Grade

          Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

          Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Manager's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a manner of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

NOTE:     Those bonds in the Aa and A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

                Description of Moody's Investors Service, Inc.'s
                            Preferred Stock Ratings
                            -----------------------

     AAA: Preferred stock rated aaa is considered the highest grade of preferred stock. This rating applies to preferred stock which has a good asset protection and the least risk of dividend payment impairment.

     AA:   Preferred stock which is rated aa is considered high-grade preferred stock. Preferred stock rated aa offers reasonable assurance that earnings and asset protection will be maintained for the foreseeable future.

     A:    Preferred stock which is rated a is considered upper-medium-grade preferred stock and carries somewhat greater risks than higher rated preferred stock. The capacity to pay dividends and the quality of asset protection are, nevertheless, expected to be maintained at adequate levels.

     BAA: Preferred stock which is rated baa is considered to be a medium-grade preferred stock which is neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but long-term maintenance of its current position may be questionable.

     BA:   Preferred stock which is rated ba is considered as having speculative elements and an uncertain future. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.

     B:    Preferred stock rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over long time periods may be small.

     CAA: The designation applies to preferred stock which is likely to be in arrears but does not indicate the future status of dividend payments.

     CA:   Preferred stock rated ca is considered to be highly speculative. This classification applies to preferred stock which is likely to be in arrears on dividends with little likelihood of eventual payment.

     C:    Preferred stock rated c comprises the lowest class of preferred stock and its prospects of ever attaining real investment standing are extremely poor.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from aaa through c in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                Description of Standard & Poor's Rating Group's
                            Preferred Stock Ratings
                            -----------------------

     AAA:  Preferred stock rated AAA represents the highest grade of preferred
     ----
stock. This classification applies to preferred stock with an extremely strong capacity to meet its dividend and other preferred stock payment obligations.

     AA:   Preferred stock rated AA is also considered a high-quality fixed-
income security. This designation indicates a strong capacity to pay dividend and other preferred stock payment obligations and differs from higher rated securities only to a small degree.

     A:    Preferred stock rated A is sound with respect to its capacity to pay dividend and other preferred stock payment obligations but may be vulnerable to adverse effects of changes in circumstances and economic conditions.

     BBB: Preferred stock rated BBB is considered to have adequate capacity to pay its dividend and other preferred stock payment obligations. This category of preferred stock differs from class A preferred stock to the extent that adverse economic capacity to meet payment obligations.

     Preferred stock rated "BB," "B," or "CCC" is regarded as speculative with respect to the capacity to meet preferred stock payment obligations. Preferred stock classified BB indicates the lowest degree of speculation and preferred stock classified CCC the highest degree of speculation. While these preferred stocks are likely to possess some quality and protective characteristics, these protective measures are outweighed by the high level of uncertainty or risk exposure to adverse conditions.

     CC:   This rating applies to preferred stock which is in arrears on dividend or sinking fund payments but is currently making some payments.

     C:    Preferred stock rated C is a non-paying issue with the issuer in default on debt instruments.

     D:    Preferred stock rated D is non-paying issue with the issuer in default on debt instruments.

                                  APPENDIX C


BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

INTEGRITY AND HONESTY ARE AT THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $____ billion and partners capital and subordinated liabilities of over $____ billion as of November 24, 1996.

 .    With thirty-three offices around the world, Goldman Sachs employs over
8,000 professionals focused on opportunities in major markets.

 .    An equity research budget of $126 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past five years (1989-1994), aggregating $114 billion.

 .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994), with 18% of the total dollar volume.*



* Source: Securities Data Corporation.  Ranking
  -----------------------------------
 excludes REFITS, Trusts, Rights and closed-end fund offerings.

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865    End of Civil War

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman Sachs joins New York Stock Exchange

1906    Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956    Goldman Sachs co-manages Ford's public offering, the largest to date

1970    London office opens

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992    Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995    Dow Jones Industrial Average breaks 4000

                Subject to Completion:  dated January 3, 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.



                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                             ___________ __, 1997

                                SERVICE SHARES

                         GOLDMAN SACHS HIGH YIELD FUND

                     (A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                               4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of Goldman Sachs High Yield Fund, dated [__________ __,] 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction............................................... B-
   Other Investments and Practices............................ B-
   Investment Restrictions.................................... B-
   Management................................................. B-
   Portfolio Transactions..................................... B-
   Shares of the Trust........................................ B-
   Net Asset Value............................................ B-
   Taxation................................................... B-

   Performance Information..................................... B-
   Other Information........................................... B-
   Financial Statements........................................ B-
   Service Plan................................................ B-
   Appendix A.................................................. 1-A
   Appendix B.................................................. 1-B
   Appendix C.................................................. 1-C

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN, SACHS & CO.
INVESTMENT MANAGER                        DISTRIBUTOR
ONE NEW YORK PLAZA                        85 BROAD STREET
NEW YORK, NEW YORK 10004                  NEW YORK, NEW YORK  10004

                                          GOLDMAN, SACHS & CO.
                                          TRANSFER AGENT
                                          4900 SEARS TOWER
                                          CHICAGO, ILLINOIS 60606

                    TOLL FREE (IN U.S.) .......800-621-2550

                                 SERVICE PLAN

     The Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to its customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, the Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of the Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of the Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of the Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and the Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to the Fund. As compensation for such services, the Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets.

     The Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

                                     -[ ]-

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing the Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of the Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Service Shares of the Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Fund.

     The Plan was approved by [________________________] as the sole shareholder of Service Shares of the Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, initially approved the Plan and Service Agreements at a meeting called for the purpose of voting on the Plan and Service Agreements on [____________]. The Plan and Service Agreement will remain in effect until [____________] and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the

                                     -[ ]-
manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the Fund, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plan and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                     -[ ]-

                 Subject to Completion:  dated January 3, 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.



                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              _________ ___, 1997

                                CLASS A SHARES
                                CLASS B SHARES

                         GOLDMAN SACHS HIGH YIELD FUND
                     (A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                               4900 Sears Tower
                            Chicago, Illinois 60606


     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares and Class B Shares of Goldman Sachs High Yield Fund, dated [__________], 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction............................................................ B-
   Other Investments and Practices......................................... B-
   Investment Restrictions................................................. B-
   Management.............................................................. B-
   Portfolio Transactions.................................................. B-
   Shares of the Trust..................................................... B-
   Net Asset Value......................................................... B-
   Taxation................................................................ B-
   Performance Information................................................. B-
   Other Information....................................................... B-
   Financial Statements.................................................... B-
   Other Information Regarding Purchases, Redemptions,
     Exchanges and Dividends............................................... B-
   Distribution and Authorized Dealer Service Plans........................ B-

   Appendix A.......................................................... 1-A
   Appendix B.......................................................... 1-B
   Appendix C.......................................................... 1-C

GOLDMAN SACHS TRUST                                 GOLDMAN, SACHS & CO.
4900 SEARS TOWER                                    DISTRIBUTOR
CHICAGO, ILLINOIS 60606                             85 BROAD STREET
                                                    NEW YORK, NY 10004

GOLDMAN SACHS ASSET MANAGEMENT                      GOLDMAN, SACHS & CO.
INVESTMENT MANAGER                                  TRANSFER AGENT
ONE NEW YORK PLAZA                                  4900 SEARS TOWER
NEW YORK, NEW YORK 10004                            CHICAGO, ILLINOIS  60606


                         TOLL FREE .......800-526-7384

              OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

          The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Fund" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

          If shares of the Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION - (CLASS A)
=================================

          A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Fund and Class A Shares of any other Goldman Sachs Portfolio (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Fund may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Fund and any other Goldman Sachs Portfolio purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Fund and any other Goldman Sachs Portfolio purchased by an existing client of the Private Client Services Division of

                                     -[ ]-

Goldman Sachs will be combined with Class A Shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A Shares of the Fund and Class A Shares of any other Goldman Sachs Portfolio purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Fund's shares to eligible persons; and (ii) notification to the Fund at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION - (CLASS A)
==================================

          If a shareholder anticipates purchasing at least $100,000 of Class A Shares of the Fund alone or in combination with Class A Shares of any other Goldman Sachs Portfolio within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

          A Fund shareholder should obtain and read the prospectus relating to any Goldman Sachs Portfolio or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not

                                     -[ ]-
affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Portfolios or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

          The Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. The Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
==========================

          A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of the Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

          Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal

                                     -[ ]-
constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

OFFERING PRICE OF CLASS A SHARES
================================

          Class A Shares of the Fund are sold at a maximum sales charge of 4.5%. Using the offering price at commencement of operations, the maximum offering price of the Class A shares of the Fund's shares would be as follows:

                           Net Asset    Maximum           Offering Price
                           Value        Sales Charge      to Public
                           -----        ------------      --------------
High Yield                 $            $                 $

          DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

CLASS A DISTRIBUTION PLAN. As described in the Prospectus, the Trust with respect to the Class A Shares of the Fund has adopted a distribution plan (the "Class A Plan") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The Class A Plan was initially approved on [_________] by a majority vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class A Plan, cast in person at a meeting called for the purpose of approving the Plan. The Plan was approved by the sole initial shareholder of Class A Shares on [____________].

          The compensation payable under the Class A Plan may not exceed 0.25% per annum of the Fund's average daily net assets attributable to its Class A Shares. Currently, Goldman Sachs is not imposing any fee under the Class A Plan applicable to the Fund. Goldman Sachs has no current intention of modifying or discontinuing such arrangement, but may do so in the future at its discretion.

          Goldman Sachs may pay up to the entire amount of such fee under the Plan to Authorized Dealers for providing services in connection with the sale of the Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in
                                     -[ ]-
accordance with the Plan of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

          The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If the Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments under the Plan to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Plan at a rate that materially exceeds the rate of compensation received under the Plan.

          Under the Class A Plan, Goldman Sachs, as distributor of the Fund's Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.

          The Class A Plan will remain in effect until [____________] and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plan. The Class A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class A Shares of the Fund. All material amendments of the Class A Plan must also be approved by the Trustees of the Trust in the manner described above. The Class A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares of the Fund. So long as the Class A Plan is in effect, the selection and nomination of non-interested Trustees of the Trust shall be committed to the discretion of the non- interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class A Shareholders.

          AUTHORIZED DEALER SERVICE PLAN. As described in the Prospectus, the Trust with respect to the Fund has adopted a non- Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") with respect to Class A Shares and Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The compensation under the Service Plan may not exceed 0.25% per annum of the average daily net assets attributable to the class

                                     -[ ]-
of shares to which the Plan relates. Up to the entire amount of the fee under the Service Plan may be paid to Authorized Dealers for providing personal and account maintenance services in connection with the Fund's shares. Under the Service Plan, Goldman Sachs will provide to the Trustees for their review at least quarterly a written report of the services provided and amount expended under the Service Plan.

          The Service Plan applicable to Class A Shares was approved on [__________]. The Service Plan applicable to Class B Shares was approved on [__________]. In each case, the Service Plan was approved by a majority of the Board of Trustees of the Trust. The Service Plans will remain in effect until [_________] and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans.

          CLASS B DISTRIBUTION PLAN. As described in a Prospectus, the Trust has adopted on behalf of the Fund a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Act with respect to Class B Shares. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

          The Class B Plan was initially approved on [__________] by a majority vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan (the "non-interested Trustees"), cast in person at a meeting called for the purpose of approving the Class B Plan. The Plan was approved by the sole initial shareholder of Class B shares on [_____________].

          The compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of the Fund. The fees received by Goldman Sachs under the Class B Plan and contingent deferred sales charges on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Fund's Class B Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

          The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Fund would cease to make

                                     -[ ]-
distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribu tion expenditures.

          Under the Class B Plan, Goldman Sachs, as distributor of the Fund's shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

          The Class B Plan will remain in effect until [_________] and from year to year, provided that each such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class B Plan. The Class B Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class B Shares of the Fund. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of the Fund. So long as the Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit the Fund and its Class B shareholders.

                                     -[ ]-

                                    PART C


                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

  Not Applicable

(b) Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on form N-1A as initially filed (Reference A), to Pre-Effective Amendment No. 1 to such Registration Statement (Reference B), or to Post-Effective Amendment No. 1 to such Registration Statement (Reference C), or to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), or to Post-Effective Amendment No. 4 to such Registration Statement (Reference
F), or to Post-Effective Amendment No. 12 to such Registration Statement (Reference M), or to Post-Effective Amendment No. 16 to such Registration Statement (Reference Q) or to Post-Effective Amendment No. 17 to such Registration Statement (Reference R), or to Post-Effective Amendment No. 19 to such Registration Statement (Reference T), or to Post-Effective Amendment No. 20 to such Registration Statement (Reference U), or to Post-Effective Amendment No. 21 to such Registration Statement (Reference V), or to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y), or to Post-Effective Amendment No. 25 to such Registration Statement (Reference Z) or to Post-Effective Amendment No. 26 to such Registration Statement (Accession No. 0000950130-95-002856.

     1(a).     Amendment No. 2 to the Agreement and Declaration of Trust of the
                Registrant. (Reference B)

     1(b).     Amendment to the Agreement and Declaration of Trust of the
            Registrant. (Reference G)

     1(c).     Amended and Restated Agreement and Declaration of Trust.
               (Reference I).

     1(d). Amendment to the Amended and Restated Declaration of Trust of the Registrant dated August 19, 1992. (Reference K)

     1(e). Amendment to Amended and Restated Agreement and Declaration of Trust. (Reference L)

     1(f). Amendment to the Amended and Restated Agreement and Declaration of Trust (Reference S)

     2.        By-law of the Registrant.  (Reference B)

     5(a). Advisory Agreement between Registrant on behalf of GS Short-Term Government Agency Fund and Goldman, Sachs & Co. (Reference P)

     5(b). Advisory Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(c). Subadvisory Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management International Limited. (Reference P)

     5(d). Advisory Agreement between Registrant on behalf of GS Adjustable Rate Government Agency Fund and Goldman Sachs Asset Management. (Reference P)

     5(e). Advisory Agreement between Registrant on behalf of GS Short Duration Tax-Free Fund and Goldman, Sachs & Co. (Reference P)

     5(g). Advisory Agreement between Registrant on behalf of Goldman Sachs Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(i). Advisory Agreement between Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(h). Administration Agreement between the Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset
               Management.   (Reference P)

     5(k). Administration Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(m). Administration Agreement between Registrant on behalf of Goldman Sachs Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(n). Advisory Agreement between Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management. (Reference T)

     6(a). Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference P)

     8(a).     Custodian Agreement between Registrant and State Street Bank and
               Trust Company.   (Reference P)

     8(b). Form of Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company. (Reference B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

     8(d). Form of Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Reference C)

     8(g). Form of Amendment dated August, 1989 to the Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company relating to the indemnification of The Northern Trust Company. (Reference D)

     10.       Opinion of Counsel (filed with Notice on Form 24f-2)

     13.       Subscription Agreement with Goldman, Sachs & Co.   (Reference B)

     15(a). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Municipal Income Fund. (Reference P)

     15(c). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Government Income Fund (Reference O)

     15(d). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global Income Fund. (Reference O)

     15(f). Distribution Plan Pursuant to Rule 12b-1 for GS Adjustable Rate Government Agency Fund-Class A Shares. (Reference Y)

     15(h).    Administration Plan and Service Plan of the Trust.  (Reference X)

     17(a). Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference P)

     17(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

     17(c).    Power of Attorney of Ms. Beck. (Reference N)

     17(d). Powers of Attorney of Messrs. Armellino, Bakhru, Mayo, Nagel, Shuch, Smart, Springer, Strubel, Gilman, Hopkins, Mosior, Richman, Mmes. Mucker and Taylor. (Reference O)

     17(e).    Power of Attorney Messr. Ford. (Reference W)

     18. Form of Plan entered into by Registrant pursuant to Rule 18f-3 (Reference Z) .

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         -------------------------------------------------------------
Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------

                                                  Number of
Title of Class                                    Record Holders
--------------                                    --------------

GS Short Duration Government Fund
Institutional Shares                                    779

GS Short Duration Government Fund
Administration Shares                                    33

GS Short Duration Government Fund
Service Shares                                            3

GS Adjustable Rate Government Fund
Institutional Shares                                   2383

GS Adjustable Rate Government Fund
Administration Shares                                    76

GS Adjustable Rate Government Fund
Service Shares                                            1

GS Adjustable Rate Government Fund
Class A Shares                                          339

GS Short Duration Tax-Free Fund
Institutional Shares                                    463

GS Short Duration Tax-Free Fund
Administration Shares                                    15

GS Short Duration Tax-Free Fund
Service Shares                                           69

GS Core Fixed Income Fund
Institutional Shares                                    164

GS Core Fixed Income Fund
Administration Shares                                    31

GS Core Fixed Income Fund
Service Shares                                            2

Goldman Sachs Global Income Fund
Institutional Shares                                     35

Goldman Sachs Global Income Fund
Service Shares

Goldman Sachs Global Income Fund
Class A Shares                                             2,496

Goldman Sachs Global Income Fund
Class B Shares                                                29

Goldman Sachs Government Income Fund
Class A Shares                                               709

Goldman Sachs Government Income Fund
Class B Shares                                                20

Goldman Sachs Municipal Income Fund
Class A Shares                                             1,541

Goldman Sachs Municipal Income Fund
Class B Shares                                                15
(Information supplied as of November 29, 1996)


ITEM 27. INDEMNIFICATION
         ---------------

Article VI of the Registrant's Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant's trustees and officers under certain circumstances. A copy of each Amended and Restated Agreement and Declaration of Trust is filed as Exhibit 1(f) in Post Effective Amendment No. 7 (Reference I).

Paragraph 7 of the Advisory Agreement dated March 28, 1988 between the Registrant on behalf of GS Short-Term Government Agency Fund and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between the Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management, paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between GS Adjustable Rate Government Agency Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated September 25, 1992 between the Registrant on behalf of GS Short Duration Tax-Free Fund and Goldman Sachs & Co., paragraph 7 of the Advisory Agreement dated November 23, 1993 between the Registrant on behalf of GS Government Agency Portfolio and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated February 1, 1993 between the Registrant on behalf of each of GS Adjustable Rate Mortgage Fund and Goldman Sachs Government Income Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated July 16, 1993 between the Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management and paragraph 7 of the Advisory Agreement between the Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management and paragraph 7 of the Advisory Agreement dated October 27, 1993 between the registrant on behalf of each of Goldman Sachs California

Municipal Income Fund and Goldman Sachs New York Municipal Income Fund and Goldman Sachs Asset Management, provide for indemnification of Goldman, Sachs & Co., Goldman Sachs Asset Management or, in lieu thereof, contribution by the Registrant under certain circumstances. Copies of such Agreements were filed as Exhibits 5(a), (b), (d), (e), (f), (g), (h), (i), (n), (o), and (p),
respectively, to Registrant's Registration Statement.

Section XI of the Distribution Agreement and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6(a) and 17(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions, The Benchmark Funds and The Commerce Funds and Goldman, Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Goldman Money Market Trust, Trust for Credit Unions and for shares of Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds and The Commerce Funds.

(b). Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., Registrant's principal underwriter. Each of the following persons is a Managing Directors of Goldman, Sachs & Co. and, except for Messrs. Shuch and Ford, does not hold a position with Registrant. Messrs. Shuch and Ford are Trustees of Registrant.

                        GOLDMAN SACHS MANAGING DIRECTORS


     Name and Principal                 Name and Principal
     Business Address                   Business Address
     ----------------                   ----------------

     Jon Corzine, Chairman (1)(2)
     Henry M Paulson, Jr., Chairman (1)(2)
     Roy J. Zuckerberg (1)(2)           Hideo Ishihara (10)
     David M. Silfen (1)(2)
     Richard M. Hayden (2)
     Robert J. Hurst (2)                Armen A. Avanessians (2)
     Paul M. Achleitner (7)             Howard C. Katz (2)
     Joel S. Beckman (2)                Peter K. Barker (9)
     Eric S. Dobkin (2)                 David W. Blood (7)
     Willard J. Overlock, Jr. (2)       Henry M. Paulson, Jr. (1)(2)
     Jonathan L. Cohen (2)              Zachariah Cobrinik (7)
     Frederic B. Garonzik (7)           Kevin W. Kennedy (2)
     William C. Landreth (11)           Daniel M. Neidich (2)
     Gary D. Cohn (7)                   Edward Spiegel (2)
     Fischer Black (5)                  Christopher A. Cole (2)
     Robert F. Cummings, Jr. (2)        Henry Cornell (13)
     Angelo De Caro (7)                 Robert V. Delaney (2)
     Steven G. Einhorn (2)              Joseph Del LaRosa (2)
     J. Michael Evans (7)               David B. Ford (2)
     David M. Leuschen (2)              Lawton W. Fitt (2)
     Michael R. Lynch (2)               Michael D. McCarthy (2)
     Donald C. Opatrny, Jr. (7)         Joseph D. Gatto (2)
     Peter C. Gerhard (2)               Thomas E. Tuft (2)
     Robert J. Katz (2)                 Michael P. Mortara (2)
     Nomi P. Ghez (2)                   Lloyd C. Blankfein (2)
     David T. Hamamoto (2)              John P. Curtin, Jr. (2)
     Gavyn Davies (7)                   Dexter D. Earle (2)
     John Ehara (10)                    Christopher Flowers (2)
     Gary Gensler (2)                   Walter H. Haydock (15)
     Charles T. Harris, III (2)         Thomas J. Healey (2)
     Stephen Hendel (2)                 Robert E. Higgins (2)
     Ernest S. Liu (2)                  David L. Henle (2)
     Eff W. Martin (11)                 Charles B. Mayer, Jr. (2)
     Michael J. O'Brien (7)             Mark Schwartz (2)
     Stephen M. Semlitz (2)             Robert K. Steel (7)
     Francis J. Ingrassia (2)           John A. Thain (1)(2)
     John L. Thornton (7)               Scott B. Kapnick (7)
     Bracebridge H. Young, Jr. (10)     Joseph R. Zimmel (2)
     Barry L. Zubrow (2)                Gary L. Zwerling (2)
     Jon R. Aisbitt (7)                 Andrew M. Alper (2)
     William J. Buckley (2)             Frank L. Coulson, Jr. (2)
     Connie Duckworth (8)               Richard A. Friedman (2)
     Alan R. Gillespie (7)              Joseph H. Gleberman (2)
     Jacob D. Goldfield (2)             Steven M. Heller (2)

     Ann F. Kaplan (2)                  Robert S. Kaplan (10)
     John P. McNulty (5)
     Peter D. Kiernan, III (2)          Kevin M. Kelly (2)
     T. Willem Mesdag (7)               Gaetano J. Muzio (2)
     Robin Neustein (2)                 Timothy J. O'Neill (2)
     Scott M. Pinkus (2)                John J. Powers (2)
     Stephen D. Quinn (2)               Arthur J. Reimers,III (7)
     James P. Riley, Jr. (2)            Richard A. Sapp (7)
     John C. Keinert (2)                Donald F. Textor (2)
     Thomas B. Walker, III (2)          Patrick J. Ward (10)
     Jeffrey M. Weingarten (7)          Jon Winkelried (2)
     Richard E. Witten (2)              Gregory K. Palm (7)
     Carlos A. Cordeiro (7)             John O. Downing (7)
     W. Mark Evans (7)                  Michael D. Fascitelli (2)
     Sylvain M. Hefes (7)               Reuben Jeffrey, III (2)
     Lawrence H. Linden (2)             Jun Makihara (9)
     Masanori Mochida (10)              Robert B. Morris,III (11)
     Philip D. Murphy (14)              Suzanne M. Johnson (9)
     Terence M. O'Toole (2)             Carl G.E. Palmstierna (7)
     Michael G. Rantz (2)               J. David Rogers (10)
     Joseph Sassoon (7)                 Peter Savitz (10)
     Charles B. Seelig, Jr. (2)         Ralph F. Severson (11)
     Gene T. Sykes (9)                  Gary A. Syman (10)
     Leslie C. Tortora (2)              John L. Townsend, III (2)
     Lee G. Vance (7)                   David A. Viniar (2)
     John S. Weinberg (2)               Peter A. Weinberg (2)
     Laurence M. Weiss (2)              George W. Wellde, Jr. (2)
     Jaime E. Yordan (2)                Sharmin Mossavar-
     Jonathan L. Kolatch (2)                 Rahmani (5)
     Peter S. Kraus (2)                 Robert Litterman (2)
     Jonathan M. Lopatin (2)            Thomas J. Macirowski (2)
     Peter G. Mallinson (13)            Oki Matsumoto (10)
     E. Scott Mead (7)                  Eric M. Mindich (2)
     Steven T. Mnuchin (2)              Thomas K. Montag (2)
     Edward A. Mule (2)                 Kipp M. Nelson (7)
     Christopher K. Norton (14)         Robert J. O'Shea (2)
     Wiet H. Pot (7)                    Jack L. Salzman (2)
     Eric S. Schwartz (2)               Michael F. Schwerin (2)
     Richard S. Sharp (7)               Richard G. Sherlund (2)
     Michael S. Sherwood (7)            Cody J. Smith (2)
     Daniel W. Stanton (2)              Esta E. Stecher (2)
     Frederic E. Steck (11)             Byron D. Trott (8)
     Barry S. Volpert (2)               Peter S. Wheeler (13)
     Anthony G. Williams (7)            Gary W. Williams (2)
     Tracy R. Wolstencroft (4)          Danny O. Yee (13)
     Michael J. Zamkow (2)              Mark A. Zurack (2)
     Jim O'Neill (2)                    Peter D. Sutherland (7)

(1)  Executive Committee
(2)  85 Broad Street, New York, NY  10004
(3)  Mellon Bank Center, 1735 Market Street, 26th Floor,
     Philadelphia, PA 19103

(4)  100 Crescent Court, Suite 1000, Dallas, TX 75201
(5)  One New York Plaza, New York, NY 10004
(6)  1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
     England
(8)  4900 Sears Tower, Chicago, IL 60606
(9)  333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071
(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-ku, Tokyo 107, Japan
(11) 555 California Street, 31st Floor, San Francisco, CA 94104
(12) Exchange Place, 53 State Street, 13th Floor, Boston, MA
     02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3 Garden Road, Hong Kong
(14) Finanz GmbH, MesseTurm, 60308 Frankfurt am Main 1, Germany
(15) Munsterhof 4, 8022, Zurich, Switzerland
 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Amended and Restated Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based on a minimum fixed dollar charge per annum and the Funds' average daily net assets (such remuneration being subject to adjustment on the basis of the amount of the Funds' uninvested cash) and on the number of portfolio transactions. Such Agreement together with the related letter and other agreements and amendments pertaining thereto, referred to under Item 24(b) are hereby incorporated by reference.

ITEM 32.  UNDERTAKINGS
          ------------

(a) The Fund's Annual Report contain performance information and are available to any recipient of the Prospectus upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

(b) With respect to Goldman Sachs High Yield Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to the Registrant's Registration Statement relating to shares of such Fund.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 2nd day of January, 1997.


                         GOLDMAN SACHS TRUST


                         By:_________________________
                              Michael J. Richman
                              Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                              TITLE                DATE
------------------------  ---------------------  -----------------

*Douglas C. Grip          President and Trustee  December 31, 1996
------------------------
 Douglas C. Grip

*Scott M. Gilman          Principal Accounting   December 31, 1996
------------------------
 Scott M. Gilman          Officer And Principal
                          Financial Officer

*David B. Ford            Trustee                December 31, 1996
------------------------
 David B. Ford

*Ashok N. Bakhru          Trustee                December 31, 1996
------------------------
 Ashok N. Bakhru

*Alan A. Shuch            Trustee                December 31, 1996
------------------------
 Alan A. Shuch

*Jackson W. Smart         Trustee                December 31, 1996
------------------------
 Jackson W. Smart, Jr.

*William H. Springer      Trustee                December 31, 1996
------------------------
 William H. Springer

*Richard P. Strubel       Trustee                December 31, 1996
---------------------
 Richard P. Strubel




*By: Michael J. Richman                          December 31, 1996
     -------------------
     Michael J. Richman,
     Attorney-In-Fact


* Pursuant to a power of attorney previously filed.